As filed with the U.S. Securities and Exchange Commission on June 22, 2026

Securities Act Registration No. 333-72511
Investment Company Act File No. 811-09237

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 42	☒

and

UNDER

THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 44	☒

Calamos Advisors Trust

(Registrant)

2020 Calamos Court

Naperville, Illinois 60563

Telephone Number: 630-245-7200

John P. Calamos, Sr.

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois 60563

(Name and Address of Agent for Service)

With Copies to:

Paulita A. Pike
Ropes & Gray LLP
191 North Wacker Drive, 32nd Floor
Chicago, Illinois 60606

Rita Rubin
Ropes & Gray LLP
191 North Wacker Drive, 32nd Floor
Chicago, Illinois 60606

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on June 23, 2026 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on pursuant to paragraph (a)(1) of Rule 485

☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐ on pursuant to paragraph (a)(2) of Rule 485

☐ on pursuant to paragraph (a)(3) of Rule 485

Amending Parts A, B and C, and filing exhibits

CALAMOS ADVISORS TRUST

CONTENTS OF POST EFFECTIVE AMENDMENT NO. 42

This Registration Statement consists of the following papers and documents:

Cover Sheet

Part A – Calamos U.S. Equity Autocallable VIP Fund

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibit Index

Calamos® Advisors Trust

Calamos U.S. Equity Autocallable VIP Fund

Prospectus June 23, 2026

The Securities and Exchange Commission (“SEC”) and the U.S. Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved the Fund’s shares as an investment or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Calamos U.S. Equity Autocallable VIP Fund

Investment Objective

Calamos U.S. Equity Autocallable VIP Fund (the “Fund”) seeks to generate high income while providing reduced downside risk through exposure to the MerQube US Large-Cap Vol Advantage Autocallable VIP Index (the “Autocallable Index”). The Autocallable Index is designed to reflect the performance of a theoretical diversified portfolio of synthetic autocallable notes (each an “Autocallable” and the theoretical portfolio of Autocallables, the “Index Portfolio”). The reduced downside risk that the Fund seeks to deliver is relative to owning a single underlying autocallable note (and not relative to risk associated with investing in the S&P 500), because exposure to the Autocallable Index is expected to provide benefits such as reduced timing risk, diversification across multiple notes (i.e., not subject to a single maturity barrier), and contingent maturity barriers that may help preserve capital over time.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The Fund’s shares can be purchased by certain pension plans and retirement arrangements and accounts permitting accumulation of funds on a tax-advantaged basis (“Retirement Plans”) and by separate accounts of certain life insurance companies (“Participating Insurance Companies”) offering qualified and non-qualified variable annuity contracts and variable life insurance contracts (together, “Variable Contracts”). The Fund’s shares are not offered directly to the public. You may pay other expenses under your Variable Contract or Retirement Plan which are not reflected in the table and examples below. If these fees or expenses were included in the table, the Fund’s expenses would be higher. Please read the Variable Contract’s or Retirement Plan’s disclosure documents to obtain that information.

Shareholder Fees (fees paid directly from your investment):

	Class I	Class II
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class I	Class II
Management Fee	0.70%	0.70%
Distribution and/or Service (12b‑1) Fees	none	0.25%
Other Expenses[1]	0.88%	0.88%
Acquired Fund Fees and Expenses[2]	0.08%	0.08%
Total Annual Fund Operating Expenses	1.66%	1.91%
Fees Waived and/or Reimbursed[3,4]	(0.75)%	(0.75)%
Total Fund Operating Expenses After Waiving and/or Reimbursing Expenses	0.91%	1.16%
1	“Other Expenses” are based on estimated amounts for the current fiscal year.
2	“Acquired Fund Fees and Expenses” are based on the estimated amounts for the current fiscal year.
3

Calamos Advisors LLC (“Calamos Advisors” or the “Adviser”) has contractually agreed to waive fees owed to it by the Fund in the amount of the acquired fund fees and expenses for any affiliated investment company in which the Fund invests. The expense waiver arrangement may be terminated by Calamos Advisors LLC at any time on or after December 1, 2029.

4

The Fund’s investment adviser has contractually agreed to reimburse Fund expenses through December 1, 2029 to the extent necessary so that Total Annual Fund Operating Expenses of Class I and Class II shares are limited to 0.90% and 1.15% of average net assets, respectively. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, foreign tax reclaim expenses, and extraordinary expenses (as determined in the discretion of Calamos Advisors), such as litigation costs. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a

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Calamos U.S. Equity Autocallable VIP Fund

5% return each year, that all dividends and capital gain distributions are reinvested and that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period through December 1, 2029 only. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class I	$92	$298
Class II	$117	$365

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is a non-diversified, actively managed fund that, under normal market conditions, seeks to invest at least 80% of its total assets in U.S. Treasuries and other U.S. government obligations, cash, cash equivalents, other investment companies, box spreads and unfunded total return swaps that provide exposure to the Autocallable Index. The Fund will not attempt to replicate or track the Autocallable Index, but will instead use financial instruments such as total return swaps to gain exposure to the level of the Autocallable Index. The Autocallable Index is designed to reflect the collective performance of a theoretical portfolio of 52 to 260 synthetic Autocallables arranged in a laddered structure with staggered entry points with similar fixed parameters (the “Parameters”) as described below within the section entitled “Autocallable Index Portfolio Characteristics”. The Autocallables’ coupon payments, principal repayment timing and principal value at maturity, and ultimately the Fund’s total return, are contingent and with respect to principal value at maturity, based on the performance of the MerQube US Large-Cap Vol Advantage Index (the “Underlying Reference Index”), which provides volatility adjusted exposure to E-Mini S&P 500 futures contracts. The Fund’s portfolio will be comprised of unfunded total return swaps, U.S. Treasuries and other U.S. government obligations, cash, cash equivalents, other investment companies and “box spreads”. The Fund expects to invest substantially all of its assets in U.S. Treasury securities with remaining maturities of one (1) year or less and other U.S. government securities, cash, cash equivalents, “box spreads” (which may include investment in box-spread ETFs), other investment companies and unfunded total return swaps providing exposure to an Autocallable Index (the “Swap Agreements”). However, in order to meet its margin requirements on the Swap Agreements, the Fund may allocate all or a significant portion of its cash to investments in eligible collateral instruments such as: investment-grade fixed income and floating rate bonds; notes with variable interest rates tied to benchmarks issued by governments and European or U.S. investment-grade corporate issuers; commercial paper and money market funds.

Each synthetic Autocallable is designed to pay a percentage of the notional amount allocated to that Autocallable at certain set observation dates (e.g., monthly, noting the monthly observation dates are specific to each Autocallable) (a “Coupon”), provided that the Underlying Reference Index reaches or exceeds a certain level (the “Coupon Barrier”). Each synthetic Autocallable employs a “memory” or what may be commonly referred to as a “snowball” feature where each unpaid Coupon is not lost but is carried forward and will be credited to the Fund on the next, if any, Observation Date on which the Coupon Barrier is met.

Each synthetic Autocallable is subject to a one-year non-callable period from the date of issuance (the “Non-Callable Period”). Following the Non-Callable Period, if on specified monthly observation dates the Underlying Reference Index reaches or exceeds a certain level (the “Autocallable Barrier”) then the synthetic Autocallable will automatically mature. Each synthetic Autocallable incorporates a principal protection feature so that, if the Underlying Reference Index has not reached or exceeded

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CALAMOS U.S. EQUITY AUTOCALLABLE VIP FUND

Calamos U.S. Equity Autocallable VIP Fund

the Autocallable Barrier before the scheduled maturity date, any negative performance below the Autocallable Barrier as at the maturity date will not have any negative impact on the return of principal under the synthetic Autocallable, provided the Underlying Reference Index is not below a certain predetermined level at maturity (the “Maturity Barrier”). Only if the Underlying Reference Index is below that Maturity Barrier at maturity will the Autocallable Index, and in turn investors, be exposed to the full downside performance of the Underlying Reference Index at maturity. Therefore, while synthetic Autocallables may preserve capital in certain negative market conditions (i.e., if the Underlying Reference Index remains above the Maturity Barrier), adverse market conditions in the equity market can lead to negative returns for the Fund.

The Fund’s exposure to Autocallables is obtained through one or more Swap Agreements with one or more qualified financial institutions (“Swap Counterparties”). These Swap Agreements reference the Autocallable Index, which is designed to reflect the aggregate performance of the entire Index Portfolio. Through this approach, the Fund obtains comprehensive exposure to the diversified portfolio of Autocallables via one or more derivative instruments.

In addition to the above, the Fund expects to invest in money market instruments, including U.S. Treasury Securities and repurchase agreements as well as cash and cash equivalents. The Fund will also utilize “box spreads” that consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts (“Box Spreads”).

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary (a “Subsidiary”), organized under the laws of the Cayman Islands. If determined necessary or advisable by the Fund, investment in the Subsidiary is expected to provide the Fund with exposure to the Autocallable Index within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements. The Subsidiary will not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent that Calamos Advisors serves as the investment adviser to the Subsidiary, it will comply with Section 15 of the 1940 Act with respect to advisory contract approval. The Fund will comply with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Subsidiary. The Subsidiary will also comply with Section 17 of the 1940 Act relating to affiliated transactions and custody.

Investment Structure Overview

The Fund’s investment approach centers on gaining exposure to a theoretical diversified portfolio of approximately 52 to 260 synthetic autocallables using one or more Swap Agreements that reference the Autocallable Index. Each of these Autocallables is linked to the performance of the MerQube US Large-Cap Vol Advantage Index (the “Underlying Reference Index”), which dynamically adjusts its exposure to E-Mini S&P 500 futures contracts based on market volatility conditions. To efficiently implement this strategy, the Fund enters into one or more Swap Agreements with Swap Counterparties. These Swap Agreements reference the Autocallable Index, which is designed to reflect the aggregate performance of the entire Index Portfolio, allowing the Fund to gain comprehensive exposure to a theoretical portfolio of synthetic Autocallables through a single instrument. The returns are based on certain pre-defined payout and return characteristics described in more detail in the section below entitled “Index Portfolio Characteristics”. Each Autocallable’s return profile will be linked to the Underlying Reference Index as a whole and does not look-through to the individual constituents of such index.

Index Portfolio Characteristics

The Fund provides investors with exposure to an index which is designed to reflect the aggregate total return of a theoretical portfolio of approximately 52 to 260 synthetic Autocallables. Each synthetic Autocallable in the Index Portfolio may achieve one or both of the following payout and return characteristics depending on the performance of the Underlying Reference Index:

(a) payment of unpaid Coupons at maturity if the level of the Underlying Reference Index is at or above the Coupon Barrier (as set forth below) on an observation date;

or
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Calamos U.S. Equity Autocallable VIP Fund

(b) as part of the Autocallables’ return, the Autocallable Index, and, in turn, the Fund may be exposed to the negative performance of the Underlying Reference Index in case the level of such Underlying Reference Index is below the Maturity Barrier at maturity.

Each synthetic Autocallable in the Index Portfolio will have the following key characteristics/parameters (the “Parameters”):

I. Individual Autocallables: Each synthetic Autocallable in the Index Portfolio features (as set forth in more detail in the table below):

•	5-year tenor (Maturity)
•	1-year initial Non-Callable Period from the date of issuance
•	U.S. Dollar denomination
•	60% Maturity Barrier (observed at maturity)
•	60% Coupon Barrier (observed monthly)
•	Direct link to the performance of the Underlying Reference Index

II. Key Components: Each Autocallable in the Index Portfolio has three main components:

•

Call Feature: Upon the expiration of each Autocallable’s Non-Callable Period, the Autocallable will automatically be called prior to its scheduled maturity date if the Underlying Reference Index reaches or exceeds the Autocallable Barrier on a monthly Observation Date.

•

Contingent Coupon: A coupon is paid monthly on the Autocallable if, on the monthly Observation Date, the performance of the Underlying Reference Index is at or above the Coupon Barrier. If the Underlying Reference Index falls below the Coupon Barrier on an Observation Date, no coupon will be paid for that period. Unpaid Coupons will be added to any future Coupon payment.

•

Contingent Principal Protection: If an Autocallable is not called prior to Maturity, the initial principal is fully protected if the Underlying Reference Index’s level is above the Maturity Barrier (60%) at maturity. If the Underlying Reference Index closes below the Maturity Barrier, principal loss for that Autocallable will be equivalent to the negative performance of the Underlying Reference Index measured over the life of the Autocallable.

The underlying Index Portfolio will be rebalanced weekly, employing a weekly roll mechanism whereby Autocallables that have auto called or matured are replaced with new Autocallables and any Coupons paid are reinvested in Autocallables.

III. Implementation Mechanism: To efficiently gain exposure to this theoretical diversified portfolio of synthetic Autocallables, the Fund utilizes:

•	Swap Agreements with Swap Counterparties
•	The Autocallable Index as a reference for these Swap Agreements, which is designed to reflect the aggregate performance of the entire Index Portfolio (See “The Underlying Reference Index”)
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CALAMOS U.S. EQUITY AUTOCALLABLE VIP FUND

Calamos U.S. Equity Autocallable VIP Fund

PARAMETER	DESCRIPTION	SPECIFIC DATA
Autocallable Barrier	The predetermined level of the Underlying Reference Index, which if reached or exceeded on specified Observation Dates will cause the Autocallable to automatically mature.	100% of the value of the Underlying Reference Index as at the date the Autocallable was included in the Fund.
Coupon Barrier	The predetermined level with respect to the Underlying Reference Index which if reached or exceeded on specified Observation Dates will cause a fixed amount to be paid (the “Coupon”).	100% of the value of the Underlying Reference Index as at the date it is included in the Index Portfolio
Maturity Barrier	The predetermined level of the Underlying Reference Index above which on the maturity date of the Autocallable will result in the full repayment of principal.	50% of the value of the Underlying Reference Index as at the date the Autocallable was included in the Index Portfolio.
Observation Date — Autocallables Call Feature	Predetermined dates on which the level of the Underlying Reference Index is compared to the Autocallable Barrier and the Coupon Barrier	Monthly
Observation Date — Contingent Principal Protection	A predetermined date on which the level of the Underlying Reference Index is compared to the Maturity Barrier	The maturity date
Observation Date — Contingent Coupon Payment

Predetermined dates on which the level of the Underlying Reference Index is compared to the Coupon Barrier. If the Underlying Reference Index is below the Coupon Barrier with respect to an Autocallable, the Autocallable is not called, and no Coupon is paid.

Monthly
Maturity	The final observation date, on which the Autocallable terminates and the final cash flows are determined	5 years
Coupon Percentage	The percentage number that determines the size of the Coupon to be made on specified Observation Dates, if the relevant payout and return characteristics have been met (the “Coupon”).	The Coupon rate is established via prevailing current market environments and specific parameters with the Underlying Reference Index.

Once an Autocallable has been included in the Index Portfolio, the payout and return characteristics for such Autocallable can no longer be changed. Therefore, there is no discretion involved in the payout process for each Autocallable as such payout depends on the performance of the Underlying Reference Index on the specific observation dates.

With regard to the Maturity Barrier, it should be noted that if on the maturity date, the level of the Underlying Reference Index is below the Maturity Barrier the amount of principal repaid will be reduced, as per the example below, which will negatively impact the overall value of the Autocallable Index and, in turn, the Fund.

For example, noting the Maturity Barrier for an Autocallable is 50% of the level of an Underlying Reference Index as of the date the synthetic Autocallable is issued:

•

if such Underlying Reference Index of such Autocallable falls by only 10% (which is still above the Maturity Barrier) then the negative performance of the Underlying Reference Index will not reduce the amount of principal to be repaid;

•

on the other hand, if such Underlying Reference Index falls by 55% (i.e., to 45% of the level it was at when the Autocallable was issued and which is below the Maturity Barrier), then at maturity the amount of principal to be repaid will have fallen by 55%.

As the Fund is exposed to the Autocallables through the performance of the Index Portfolio under the Swap Agreement(s), any negative return of an Autocallable in the Index Portfolio will negatively impact the level of the Autocallable Index and, in turn, the Fund.
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Calamos U.S. Equity Autocallable VIP Fund

Portfolio Management and Rebalancing

The Autocallable Index is managed through a systematic process, and the Fund gains exposure to the Autocallable Index through the use of Swap Agreements. The underlying Index Portfolio will be rebalanced weekly, employing a weekly roll mechanism whereby Autocallables that have auto called or matured are replaced with new Autocallables and any Coupons paid are reinvested in Autocallables. This systematic approach seeks to benefit from (i) diversification of entry points across market cycles; (ii) minimization of timing risk associated with single-entry investments and (iii) maintaining a consistent exposure to a theoretical portfolio of approximately 52 to 260 synthetic Autocallables. Furthermore, by gaining exposure, via the Autocallable Index, to the total return of approximately 52 to 260 Autocallables with staggered entry points, the Fund creates a theoretical diversified portfolio that seeks to (i) smooth income generation over time; (ii) reduce concentration risk in any single market entry point; and (iii) potentially lower overall portfolio volatility.

While the Autocallable Index follows systematic rules for maintenance and replacement, the Adviser actively oversees the Swap Counterparty exposure and creditworthiness, collateral management and optimization, the Fund’s overall portfolio risk characteristics as well as the execution quality and management of Swap Agreements.

The Underlying Reference Index

The MerQube US Large-Cap Vol Advantage Index (the “Underlying Reference Index”) is designed to provide volatility adjusted exposure to E-Mini S&P 500 futures contracts (the “Equity Component”) by targeting an implied volatility of 35%, subject to a 6% decrement per annum. Unlike traditional equity indices that maintain fixed allocations, this index dynamically adjusts exposure based on market volatility conditions. During calm or typical market environments, the Underlying Reference Index increases exposure to equity futures while during volatile market periods, the Underlying Reference Index reduces exposure to equity futures. Unlike other volatility target indices that rebalance daily based on realized volatility, this Underlying Reference Index rebalances weekly (at the end of each week) based on one-week implied volatility derived from SPY weekly options prices. This approach seeks to maintain a more consistent risk profile across varying market conditions while potentially reducing drawdowns during market stress and improving risk-adjusted returns over time.

The Underlying Reference Index is a rules-based, systematic index designed to provide dynamic exposure to U.S. large-capitalization equities while employing a volatility management methodology that seeks to maintain a target volatility level. The Underlying Reference Index dynamically adjusts exposure between the Equity Component and a cash position based on prevailing market volatility conditions.

Autocallable Index Methodology

The Autocallable Index is designed to reflect the performance of a theoretical portfolio of synthetic Autocallables (the “Autocallables” which have the Underlying Reference Index as the reference underlying asset). The Autocallables in the theoretical portfolio follow predetermined terms including a 260-week maturity period from issue date, a 52-week non-call period from the issue date, and coupon payments every four (4) weeks. Each autocallable features conditional cash flows on specific monthly observation dates, with payments depending on whether the underlying asset is above or below specified thresholds, including a 100% autocallable barrier and 60% principal and coupon barrier percentages. The Autocallable Index provider’s pricing model determines the present value of these synthetic securities accounting for prevailing market conditions and contemplates the reinvestment of cash flows.

The Autocallable Index rebalances at preset intervals (weekly), adding one new autocallable security at each rebalance date. The initial portfolio comprises 20 autocallable securities issued on each Friday between January 14, 2005 and May 27, 2005. To maintain diversification, the Index applies concentration limits through an allocation cap that restricts the weight of any individual synthetic Autocallable security to 5%. Cash from maturing or redeemed securities is systematically reallocated across the portfolio according to predefined rules. The Index is calculated daily, rebalanced weekly and is denominated in U.S. Dollars with the Index Base Value set at 100.

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CALAMOS U.S. EQUITY AUTOCALLABLE VIP FUND

Calamos U.S. Equity Autocallable VIP Fund

The Index is composed of a theoretical portfolio of autocallable securities with the following characteristics:

SPECIFICATION	AUTOCALLABLE INDEX
Reference Asset	MerQube US Large-Cap Vol Advantage Index
Face Value	100
Maturity Date	260 weeks from the Issue Date
Non-Call Period	52 weeks from the Issue Date
Coupon Dates	Every four weeks from the Issue Date, up to and including the maturity date
Autocallable Barrier	100%
Principal Barrier Percentage	60%
Coupon Barrier Percentage	60%

Investment Types

Total Return Swaps — A total return swap is a financial agreement between two parties where one party agrees to make a single payment or periodic payments to the other party based on a fixed or variable interest rate in exchange for a single payment or periodic payments based on the total return of an underlying asset, which includes both the income it generates and any capital gains or losses. Total return swaps also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. To the extent the total return of the underlying asset exceeds or falls short of the offsetting interest rate obligation, one party will receive a payment from or make a payment to the other party, as applicable. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index in a potentially more economical way. The use of total return swaps may add leverage to the Fund’s portfolio.

Box Spreads — A Box Spread is an offsetting set of options, which may include Flexible Exchange Options (“FLEX Options”). Box Spreads consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations. Box Spreads are expected to have return characteristics similar to cash equivalents. The Fund may also invest in other exchange-traded funds which in turn invest principally in Box Spreads.

General Information about FLEX Options

FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” with the goal of protecting clearing members and options traders from counterparty risk. The OCC may make adjustments to FLEX Options for certain significant events, as more fully described in the Fund’s Statement of Additional Information. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons. The FLEX Options that the Fund will hold and that reference the State Street® SPDR® S&P 500® ETF (“SPY”) will give the Fund the right or the obligation to either receive or deliver shares of SPY, or the right or the obligation to either receive or deliver a cash payment on the option expiration date based upon the difference between

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Calamos U.S. Equity Autocallable VIP Fund

SPY’s value and a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option. The Fund will purchase call options (giving the Fund the right to receive shares of SPY or a cash payment) and put options (giving the Fund the right to deliver shares of SPY or a cash payment), while simultaneously selling (i.e., writing) call options (giving the Fund the obligation to deliver shares of SPY or a cash payment). The Fund intends to use FLEX Options in constructing Box Spreads. The Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. The OCC and securities exchanges on which the FLEX Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options during their life for continuing to hold the option contracts but may charge transaction fees.

Underlying Reference Index Methodology

The Underlying Reference Index employs a sophisticated approach to stabilizing volatility and dividend risk via:

1.	Volatility Target: Maintains a predetermined volatility target of 35%, which helps create a more stable risk profile across varying market conditions.
2.

Dynamic Exposure Adjustment: Calculates exposure to the Equity Component based on the ratio of the target volatility to the observed market volatility, with a maximum exposure cap of 5x (500%). Exposure is implemented via E-mini S&P 500 futures contracts.

3.	Forward-Looking Volatility Measurement: Utilizes options market data to determine a near-term, forward-looking volatility level as implied by the listed options market, specifically using SPY options.
4.	Weekly Rebalancing: The Underlying Reference Index rebalances weekly (on the last trading day of each week), with the leverage factor recalculated based on the prevailing volatility conditions.
5.

Decrement: The Underlying Reference Index includes a fixed synthetic dividend (or “decrement”) of 6% per annum, which is applied daily to the Index value. This daily decrement equals the 6% annual rate divided by 360 days (approximately 0.0167% per day) and is subtracted from the Index return regardless of the actual dividends paid by the constituent securities.

Index Construction and Calculation

The Underlying Reference Index is calculated daily according to the following methodology:

1.

The Fair Value of the Variance Swap referenced by the Underlying Reference Index is calculated using options market data for SPY (SPDR S&P 500 ETF Trust) options, which serves as a forward-looking measure of implied volatility.

2.

The leverage is determined as the ratio of the volatility target (35%) to the Fair Value of the Variance Swap referenced by the Underlying Reference Index, subject to the maximum exposure constraint of 5x.

3.	The Underlying Reference Index exposure is adjusted based on this leverage calculation, providing higher exposure when market volatility is low and lower exposure when market volatility is high.
4.	The Underlying Reference Index rebalances weekly to maintain the targeted volatility profile, with adjustments made based on the most recent volatility readings.

The Underlying Reference Index is calculated in U.S. dollars and was launched on February 11, 2022, with a base date of January 14, 2005.

By employing both volatility targeting and a fixed decrement, the Underlying Reference Index is designed particularly for use in structured product applications where a more predictable volatility profile and known dividend treatment are advantageous for pricing and risk management purposes.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase

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CALAMOS U.S. EQUITY AUTOCALLABLE VIP FUND

Calamos U.S. Equity Autocallable VIP Fund

during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund include:

•

Autocallable Structure Risk — The Fund’s returns are correlated to the performance of a theoretical portfolio of synthetic autocallable notes reflected by the Autocallable Index. Autocallable notes have specific structural features that may be unfamiliar to many investors:

•

Contingent Income Risk — Coupon payments from the Autocallables are not guaranteed and will not be made if the Underlying Reference Index falls below the Coupon Barrier (60%) on observation dates. This means the Fund may generate significantly less income than anticipated during market downturns.

•

Early Redemption Risk — Autocallables in the Index Portfolio may be called before their scheduled maturity if the Underlying Reference Index reaches or exceeds the Autocallable Barrier on observation dates. This automatic early redemption could force reinvestment of that portion of the Index Portfolio at lower rates if market yields have declined.

•

Barrier Risk — If the Underlying Reference Index falls below the Maturity Barrier (60%) at the maturity of an Autocallable in the Index Portfolio, that portion of the Index Portfolio will be fully exposed to the negative performance of the Underlying Reference Index from its initial level. For example, if the Underlying Reference Index has declined 45% at maturity of a particular Autocallable, the portion of the Index Portfolio allocated to that note would lose 45% of its value. This conditional protection creates a binary outcome that can result in sudden, significant losses if barriers are breached.

•

Box Spread Risk — If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not perform as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread, which is expected to be the SPY. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

•	Calculation Methodology Risk — The Underlying Reference Index and the Autocallable Index employ complex calculation methodologies that may not perform as expected under certain market conditions.
•

Cash Holdings Risk — To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.

•

Correlation Risk — The Fund’s return is not likely to match the expected returns of the Index Portfolio or the return of the Autocallable Index for a number of reasons, including the payment of periodic distributions to investors, operating expenses, transaction costs, cash management, market conditions, and differences in calculation methodologies.

•

Costs of Buying and Selling Fund Shares — Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

•

Counterparty Risk — The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (primarily Swap Agreements) entered into by the Fund. The Fund’s exposure to the Index Portfolio is obtained entirely through Swap Agreements with Swap Counterparties. If a Swap Counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all. Unlike directly held securities, the Fund’s holdings consist primarily of

PROSPECTUS | June 23, 2026

9

Calamos U.S. Equity Autocallable VIP Fund

contractual claims against Swap Counterparties, making the Fund particularly vulnerable to counterparty failure. Even temporary disruptions in a Swap Counterparty’s ability to perform under Swap Agreements could significantly impact Fund performance. The Fund may have substantial exposure to a single Swap Counterparty, which may result in the Fund being more susceptible to a single economic or regulatory occurrence affecting such Swap Counterparty.

•	Credit Risk — The Fund’s collateral investments may be subject to credit risk, which is the risk that an issuer or counterparty will fail to pay principal or interest when due.
•

Derivatives Risk — Derivatives are instruments, such as swaps, options, futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. The use of derivatives will increase expenses and volatility, and there is no guarantee that a derivatives strategy will work as anticipated. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•

Equity Securities Risk — The securities markets are volatile. The Fund’s exposure to the Underlying Reference Index subjects it to risks associated with equity markets. The value of the Underlying Reference Index may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the U.S. equity markets generally or particular segments of the market. If the market prices of the securities to which the Underlying Reference Index is exposed decline, the value of your investment in the Fund will decline.

•

FLEX Options Risk — Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option’s terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. Because FLEX Options have variable terms that are fixed by the parties, there are no pre-established series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. The Fund also is subject to the risk that the OCC will become insolvent or otherwise be unable to meet its obligations, which could cause the Fund to suffer losses which may be significant.

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CALAMOS U.S. EQUITY AUTOCALLABLE VIP FUND

Calamos U.S. Equity Autocallable VIP Fund

•

Index Risk — The Underlying Reference Index employs a volatility targeting mechanism which may not perform as expected. The Underlying Reference Index may reduce equity exposure during periods that subsequently see strong equity performance, potentially limiting upside participation. The use of implied volatility rather than realized volatility may not accurately predict future market volatility. The weekly rebalancing frequency may not respond quickly enough to rapid market changes. The decrement feature (6% per annum) reduces index performance by a fixed percentage and may cause the Underlying Reference Index to underperform during low-return environments.

There can be no guarantee that the Underlying Reference Index or the Autocallable Index will be maintained indefinitely or that the Fund will be able to continue to utilize the Underlying Reference Index or the Autocallable Index to implement the Fund’s principal investment strategies indefinitely. If necessary, the Adviser or the Fund’s Board of Trustees may substitute the Underlying Reference Index or the Autocallable Index with another index that it chooses in its sole discretion and without advance notice to shareholders. There can be no assurance that any substitute index so selected will perform in a manner similar to the Underlying Reference Index or the Autocallable Index, as applicable. Unavailability of either index could affect adversely the ability of the Fund to achieve its investment objective. In addition, the Fund’s investments in derivatives relating to the Autocallable Index may underperform the return of the Autocallable Index.

•	Interest Rate Risk — The value of the Fund’s fixed-income investments may be affected by changes in interest rates. When interest rates rise, the value of fixed-income investments generally falls.
•

Investment in a Subsidiary — As determined necessary or advisable by the Fund, the Fund may invest a portion of its assets in a wholly-owned subsidiary (the “Subsidiary”), organized under the laws of the Cayman Islands. Investment in the Subsidiary is expected to provide the Fund with exposure to the Autocallable Index within the limitations of Subchapter M of the Code and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere in the Fund’s Prospectus and the SAI. To comply with the asset diversification test applicable to a RIC (discussed elsewhere in this prospectus and the Statement of Additional Information (“SAI”)), the Fund intends to limit its investments in such subsidiary to 25% of the Fund’s total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the Fund’s Prospectus and the SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Subsidiary to operate as described in the Fund’s Prospectus and SAI and could negatively affect the Fund and its shareholders.

•

Laddered Portfolio Risk — The laddered portfolio strategy may not perform as expected if market conditions remain unfavorable over an extended period, multiple Autocallable instruments may experience losses simultaneously and/or the weekly rebalancing mechanism may result in suboptimal entry points during rapidly changing markets.

•

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•	Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security, including those held by the Index Portfolio.
•

New Fund Risk — The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. In addition, this makes the Fund more susceptible to risks associated with a single economic, political, or regulatory occurrence.

•

Other Investment Companies (including ETFs) Risk — The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and the policies are

PROSPECTUS | June 23, 2026

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Calamos U.S. Equity Autocallable VIP Fund

permissible under the 1940 Act. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. Additionally, if the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

•

State Regulation Risk — The Fund is sold to the separate accounts of Participating Insurance Companies offering Variable Contracts that are sold in a number of jurisdictions. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If applied to the Fund, the Fund may be limited in its ability to engage in certain techniques and to manage its investments with the flexibility described herein and in the Statement of Additional Information. In order to permit the Fund to be available under Variable Contracts sold in certain states, the Fund may make commitments that are more restrictive than the investment policies and limitations described herein and in the Statement of Additional Information. If the investment adviser determines that such a commitment is no longer in the Fund’s best interest, the commitment may be revoked by terminating the availability of the Fund to Variable Contract owners residing in such states.

•

Swap Agreement Risk — Swap agreements are a type of derivative instrument that subjects the Fund to counterparty credit, liquidity, and correlation risks, including that: (i) the Fund may not be able to enter into replacement swap agreements in the event a current swap is terminated (ii) unfunded swap agreements may involve greater leverage risks than funded swaps; (iii) the swap agreement may not reflect the performance of the Autocallable Index or the Underlying Reference Index as expected due to differences in calculation methods or expenses; and (iv) during market disruptions, the Fund may be unable to enter into new swap agreements or adjust existing positions at favorable prices. In volatile markets, the Fund may not be able to close out a position without incurring a significant amount of loss.

•

Swap Agreement Termination Risk — A Swap Counterparty may be entitled to terminate the Swap Agreement at its then current market value upon the occurrence of certain extraordinary market events or at its discretion upon notice to the Fund. Under such circumstances, if the Adviser is unable to enter into new Swap Agreements with a suitable Swap Counterparty, the Adviser may recommend to the Board of Trustees to immediately liquidate the Fund. A liquidation can be initiated by the Board of Trustees without a shareholder vote. While shareholder interests will be the paramount consideration in a liquidation under such circumstances, the timing of the liquidation may not be favorable to certain individual shareholders.

•

Tax Risk — The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify and maintain its status as a RIC, the Fund must derive at least 90% of its gross income each year from “qualifying income,” meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of the swaps and other derivatives that provide exposure to the synthetic Autocallables is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If the Fund were to treat income or gain from particular instruments linked to the synthetic Autocallables as qualifying income, an adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect the Fund’s ability to qualify as a RIC. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. An adverse determination or future guidance by the Internal Revenue Service with respect to issuer identification for the Fund’s investments may adversely affect the Fund’s ability to qualify as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

Special rules under Section 817(h) of the Code apply to insurance company separate accounts and the funds in which such insurance company separate accounts invest. Failure by the Fund to satisfy the Section 817(h) requirements could

12
CALAMOS U.S. EQUITY AUTOCALLABLE VIP FUND

Calamos U.S. Equity Autocallable VIP Fund

cause the Variable Contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.

The federal income tax treatment of the swaps and other derivatives (including the options comprising the Box Spreads) may affect the timing, character and amount of income the Fund realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. As a result, there could be an increase in the amount of dividends paid by the Fund in order to meet the distribution requirements applicable to RICs and to avoid a fund-level tax.

•

Trading Issues Risk — Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. Further, there can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

•

Valuation Risk — The complex nature of autocallable structures and volatility-targeted indices may make accurate valuation difficult during market stress, potentially leading to significant premiums or discounts to NAV. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the Swap Agreements may become more difficult.

•	Volatility Target Index Risk — The Underlying Reference Index employs a volatility targeting mechanism which introduces specific risks:
(i)

Decrement Feature Impact: The 6% per annum decrement creates a constant performance drag that may cause significant underperformance relative to the S&P 500 during low-return environments or periods of sideways markets;

(ii)

Implied Volatility Limitations: The use of SPY weekly options prices to determine implied volatility may not accurately forecast actual market volatility, potentially resulting in suboptimal allocation decisions;

(iii)	Rebalancing Frequency Risk: The weekly rebalancing schedule may be too infrequent during rapidly changing market conditions, potentially exposing the Fund to higher volatility than targeted; and
(iv)

Participation Limitation: During periods of rising markets that follow volatility spikes, the Underlying Reference Index may maintain reduced equity exposure, potentially limiting the Fund’s participation in market recoveries.

Fund Performance

The Fund has not commenced operations as of the date of this prospectus. Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance, will be available at no cost by visiting the Fund’s website at www.calamos.com. Past performance (before and after taxes) is not an indication of future performance.

Investment Adviser

Calamos Advisors LLC

Portfolio Managers

PORTFOLIO MANAGER/ PORTFOLIO TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH ADVISER
Shaheen Iqubal		Since Fund’s inception	SVP, Co-Portfolio Manager
Jordan Rosenfeld		Since Fund’s inception	VP, Co-Portfolio Manager
PROSPECTUS | June 23, 2026

13

Calamos U.S. Equity Autocallable VIP Fund

Tax Information

Shares of the Fund are owned by separate accounts of Participating Insurance Companies or by Retirement Plans. As the owner of a Variable Contract or as a participant in a Retirement Plan, you do not own the Fund’s shares directly; therefore, the Fund’s distributions are not likely to affect your tax situation. However, the separate accounts, in which you own a Variable Contract, may be affected by Fund distributions. Tax consequences to Variable Contract holders and Retirement Plan participants are described in the separate prospectuses or the governing documents issued by the Participating Insurance Companies and Retirement Plans.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund is offered through Retirement Plans and Participating Insurance Companies. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates), to the retirement plan or its recordkeeper or other service providers, or to other intermediaries for distribution and related services. These payments may create a conflict of interest by influencing the insurance company, retirement plan, intermediary, or your salesperson to recommend the Fund over another investment, or by influencing the insurance company or retirement plan to make the Fund available as an investment option rather than another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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CALAMOS U.S. EQUITY AUTOCALLABLE VIP FUND

Fund Information

The Calamos U.S. Equity Autocallable VIP Fund (the “Fund”) is a portfolio of the Calamos Advisors Trust (the “Trust”). The Trust offers the Fund’s shares to Participating Insurance Companies for allocation to certain separate accounts established for the purpose of funding Variable Contracts. The Trust may also offer the Fund to Retirement Plans. The Fund’s shares are not offered directly to the public.

PROSPECTUS | June 23, 2026

15

Additional Information About Investment Strategies
and Related Risks

The Fund’s investment objective and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. The Fund may liquidate and terminate at any time without shareholder approval.

What are the Principal Strategies of the Fund?

The Fund is a non-diversified, actively managed fund that under normal market conditions will invest at least 80% of its total assets in U.S. Treasuries and other U.S. government obligations, cash, cash equivalents, other investment companies, box spreads and unfunded total return swaps that provide exposure to the MerQube US Large-Cap Vol Advantage Autocallable VIP Index (the “Autocallable Index”). The Fund will not attempt to replicate the Autocallable Index, but will instead use financial instruments such as total return swaps to gain exposure to the level of the Autocallable Index. The Autocallable Index is designed to reflect the collective performance of a theoretical portfolio of 52 to 260 synthetic Autocallables arranged in a laddered structure with staggered entry points with similar fixed Parameters (as described below) within the section entitled “Autocallable Index Portfolio Characteristics”. The Autocallables’ coupon payments, principal repayment timing and principal value at maturity, and ultimately the Fund’s total return, are contingent and, with respect to principal value at maturity, based on the performance of the MerQube US Large-Cap Vol Advantage Index (the “Underlying Reference Index”), which provides volatility adjusted exposure to E-Mini S&P 500 futures contracts.

Through this multi-layered approach, the Fund seeks to deliver high stable income while reducing risks typically associated with individual Autocallables, such as entry point timing risk and maturity concentration risk. The Fund intends to make periodic distributions to investors in amounts that are determined in part by reference to the Autocallable Index.

The Fund’s portfolio will be comprised of unfunded total return swaps, U.S. Treasuries and other U.S. government obligations, cash, cash equivalents, other investment companies and “box spreads.” The Fund expects to invest substantially all of its assets in U.S. Treasury securities with remaining maturities of one (1) year or less and other U.S. government obligations, cash, cash equivalents, other investment companies, “box spreads” (which may include investment in box-spread ETFs) and unfunded total return swaps providing exposure to the Autocallable Index (the “Swap Agreements”). However, in order to meet its margin requirements on the Swap Agreements, the Fund may allocate all or a significant portion of its cash to investments in eligible collateral instruments such as: investment-grade fixed income and floating rate bonds; notes with variable interest rates tied to benchmarks issued by governments and European or U.S. investment-grade corporate issuers; commercial paper and money market funds.

Each synthetic Autocallable is designed to pay a percentage of the notional amount allocated to that Autocallable at certain set observation dates (e.g., monthly, noting the monthly observation dates are specific to each Autocallable) (a “Coupon”), provided that the Underlying Reference Index reaches or exceeds a certain level (the “Coupon Barrier”). Each synthetic Autocallable employs a “memory” or what may be commonly referred to as a “snowball” feature where each unpaid Coupon is not lost but is carried forward and will be credited to the Fund on the next, if any, Observation Date on which the Coupon Barrier is met.

Each synthetic Autocallable is subject to a one-year non-callable period (the “Non-Callable Period”). Following the Non-Callable Period, if on specified monthly observation dates the Underlying Reference Index reaches or exceeds a certain level (the “Autocallable Barrier”) then the synthetic Autocallable will automatically mature. Each synthetic Autocallable incorporates a principal protection feature so that, if the Underlying Reference Index has not reached or exceeded the Autocallable Barrier before the scheduled maturity date, any negative performance below the Autocallable Barrier as at the maturity date will not have any negative impact on the return of principal under the Autocallable, provided the Underlying Reference Index is not below a certain predetermined level at maturity (the “Maturity Barrier”). Only if the Underlying Reference Index is below that Maturity Barrier will the Autocallable Index, and in turn investors, be exposed to the full downside performance (on a one-to-one unleveraged basis) of the Underlying Reference Index at maturity. Therefore, while synthetic Autocallables may

16
CALAMOS U.S. EQUITY AUTOCALLABLE VIP FUND

Additional Information About Investment Strategies and Related Risks

preserve capital in certain negative market conditions (i.e., if the Underlying Reference Index remains above the Maturity Barrier), adverse market conditions in the equity market can lead to negative returns for the Fund.

The Fund’s exposure to Autocallables is obtained through one or more Swap Agreements with one or more qualified financial institutions (“Swap Counterparties”). These Swap Agreements reference the Autocallable Index, which is designed to reflect the aggregate performance of the entire Index Portfolio. Through this approach, the Fund obtains comprehensive exposure to the theoretical diversified portfolio of synthetic Autocallables via one or more derivative instruments.

In light of the fact that the Fund is entering into one or more unfunded total return swaps, the Fund will not be required to make any upfront payment to the Swap Counterparty to enter into the transaction itself. However, the Fund will be subject to variation margin requirements, and will be required to post a portion of its assets as initial margin. However, in order to meet its margin requirements, the Fund may allocate all or a significant portion of its cash by investing in eligible collateral instruments such as: investment-grade fixed income and floating rate bonds; notes with variable interest rates tied to benchmarks issued by governments and European or U.S. investment-grade corporate issuers; commercial paper and money market funds.

In addition to the above, the Fund expects to invest in money market instruments, including U.S. Treasury Securities and repurchase agreements as well as cash, cash equivalents. The Fund will also utilize “box spreads” that consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts (“Box Spreads”). The Fund may also invest in other exchange-traded funds which in turn invest principally in box spreads.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary (a “Subsidiary”), organized under the laws of the Cayman Islands. If determined necessary or advisable by the Fund, investment in the Subsidiary is expected to provide the Fund with exposure to the Autocallable Index within the limitations of Subchapter M of the Code and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements. The Subsidiary will not be registered under the 1940 Act. To the extent that Calamos Advisors LLC (“Calamos Advisors” or the “Adviser”) serves as the investment adviser to the Subsidiary, it will comply with Section 15 of the 1940 Act with respect to advisory contract approval. The Fund will comply with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Subsidiary. The Subsidiary will also comply with Section 17 of the 1940 Act relating to affiliated transactions and custody.

Investment Structure Overview

The Fund’s investment approach centers on gaining exposure to a theoretical diversified portfolio of approximately 52 to 260 synthetic Autocallables using Swap Agreements that reference the Autocallable Index. Each of these Autocallables is linked to the performance of the MerQube US Large-Cap Advantage Index (the “Underlying Reference Index”), which dynamically adjusts its exposure to E-Mini S&P 500 futures contracts based on market volatility conditions. To efficiently implement this strategy, the Fund enters into one or more Swap Agreements with Swap Counterparties. These Swap Agreements reference the Autocallable Index, which is designed to reflect the aggregate performance of the entire Index Portfolio, allowing the Fund to gain comprehensive exposure to a theoretical portfolio of synthetic Autocallables through a single instrument. The returns are based on certain pre-defined payout and return characteristics described in more detail in the section below entitled “Autocallable Index Portfolio Characteristics”. Each Autocallable’s return profile will be linked to the Underlying Reference Index as a whole and will not look-through to the individual constituents of such index.

This structure offers several potential advantages. First, by gaining exposure to approximately 52 to 260 Autocallables with staggered entry points, the Fund creates a laddered approach that aims to smooth income generation and reduce the impact of any single market entry point. Second, each Autocallable’s link to the Underlying Reference Index, a volatility-targeted index, potentially provides more consistent risk characteristics across varying market environments. Finally, the swap-based implementation offers operational efficiency and liquidity management benefits compared to direct ownership of Autocallable notes.

PROSPECTUS | June 23, 2026

17

Additional Information About Investment Strategies and Related Risks

The Fund is designed to generate income through contingent coupon payments, which may exceed yields available from traditional fixed income investments, particularly in flat or moderately rising equity market environments; provide a measure of downside protection through the 60% Maturity Barrier feature observed at the maturity of each Autocallable as hereinafter described; potentially benefit from the Underlying Reference Index’s volatility targeting mechanism, which may reduce exposure during highly volatile market periods; and deliver a return profile with lower correlation to traditional equity and fixed income investments.

The investment strategy offers several potential benefits which include: (i) income generation through contingent coupon payments that may exceed yields available from traditional fixed income investments; (ii) contingent downside protection through the Maturity Barrier feature; (iii) differentiated return profile from conventional equity and bond investments; (iv) diversification across approximately 52 to 260 Autocallables with varying investment entry points; (v) exposure to a volatility-managed equity index that aims to maintain more consistent risk characteristics; (vi) weekly rebalancing mechanism that reduces point-in-time market entry risk; and (vii) professionally managed exposure to complex derivative strategies in a liquid ETF format.

Autocallable Index Portfolio Characteristics

The Fund provides investors with exposure to an index which is designed to reflect the aggregate total return of a theoretical portfolio of approximately 52 to 260 synthetic Autocallables. Each synthetic Autocallable in the Index Portfolio may achieve one or both of the following payout and return characteristics depending on the performance of the Underlying Reference Index:

(a)
payment of Coupons on an Observation Date or at maturity if the level of the Underlying Reference Index is at or above the Coupon Barrier (as set forth below);

or

(b)
as part of the Autocallables’ return, the Autocallable Index, and in turn the Fund may be exposed to the negative performance of the Underlying Reference Index in case the level of such Underlying Reference Index is below the Maturity Barrier at maturity.

Each synthetic Autocallable in the Index Portfolio will have the following key characteristics/parameters (the “Parameters”):

I. Individual Autocallables: Each synthetic Autocallable in the Index Portfolio features (as set forth in more detail in the table below):

•
5-year tenor (Maturity)
•
1-year initial Non-Callable Period
•
U.S. Dollar denomination
•
60% Maturity Barrier (observed at maturity)
•
60% Coupon Barrier (observed monthly)
•
Direct link to the performance of the Underlying Reference Index

II. Key Components: Each Autocallable in the Index Portfolio has three main components:

•
Call Feature: Upon the expiration of each Autocallable’s Non-Callable Period, the Autocallable will automatically be called prior to its scheduled maturity date if the Underlying Reference Index reaches or exceeds the Autocallable Barrier on a monthly Observation Date.
•
Contingent Coupon: A coupon is paid monthly on the Autocallable if, on the monthly Observation Date, the performance of the Underlying Reference Index is at or above the Coupon Barrier. If the Underlying Reference Index falls below the Coupon Barrier on an Observation Date, no coupon will be paid for that period. Unpaid Coupons will be added to any future coupon payment.
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CALAMOS U.S. EQUITY AUTOCALLABLE VIP FUND

Additional Information About Investment Strategies and Related Risks

•
Contingent Principal Protection: If an Autocallable is not called prior to Maturity, the initial principal is fully protected if the Underlying Reference Index’s level is above the Maturity Barrier (60%) at maturity. If the Underlying Reference Index closes below the Maturity Barrier, principal loss for that Autocallable will be equivalent to the negative performance of the Underlying Reference Index measured over the life of the Autocallable.

The underlying Index Portfolio will be rebalanced weekly, employing a weekly roll mechanism whereby Autocallables that have auto called or matured are replaced with new Autocallables and any Coupons paid are reinvested in Autocallables.

III. Implementation Mechanism: To efficiently gain exposure to this theoretical diversified portfolio of synthetic Autocallables, the Fund utilizes:

•
Swap Agreements with Swap Counterparties
•
The Autocallable Index as a reference for these Swap Agreements, which is designed to reflect the aggregate performance of the entire Index Portfolio (See “The Underlying Reference Index”)
PARAMETER	DESCRIPTION	SPECIFIC DATA
Autocallable Barrier	The predetermined level of the Underlying Reference Index, which if reached or exceeded on specified Observation Dates will cause the Autocallable to automatically mature.	100% of the value of the Underlying Reference Index as at the date the Autocallable is included in the Fund.
Coupon Barrier	The predetermined level of the Underlying Reference Index, which if reached or exceeded on specified Observation Dates will cause a fixed amount to be paid (the “Coupon”).	60% of the value of the Underlying Reference Index as at the date it is included in the Index Portfolio.
Maturity Barrier	The predetermined level of the Underlying Reference Index above which on the maturity date of the Autocallable will result in the full repayment of principal.	60% of the value of the Underlying Reference Index as at the date the Autocallable was included in the Index Portfolio.
Observation Date — Autocallables Call Feature	Predetermined dates on which the level of the Underlying Reference Index is compared to the Autocallable Barrier and the Coupon Barrier	Monthly
Observation Date — Contingent Principal Protection	A predetermined date on which the level of the Underlying Reference Index is compared to the Maturity Barrier.	The maturity date
Observation Date — Contingent Coupon Payment	Predetermined dates on which the level of the Underlying Reference Index is compared to the Coupon Barrier.	Monthly
Maturity	The final observation date, on which the Autocallable terminates and the final cash flows are determined	5 years
Coupon Percentage	The percentage number that determines the size of the Coupon to be made on specified Observation Dates, if the relevant payout and return characteristics have been met	The Coupon rate is established via prevailing current market environments and specific parameters with the Underlying Reference Index.

Once an Autocallable has been included in the Index Portfolio, the payout and return characteristics for such Autocallable can no longer be changed. Therefore, there is no discretion involved in the payout process for each Autocallable as such payout depends on the performance of the Underlying Reference Index on the specific observation dates.

With regard to the Maturity Barrier, it should be noted that if on the maturity date, the level of the Underlying Reference Index is below the Maturity Barrier the amount of principal repaid will be reduced, as per the example below, which will negatively impact the overall value of the Autocallable Index and, in turn, the Fund.

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For example, noting the Maturity Barrier for an Autocallable is 60% of the level of an Underlying Reference Index as of the date the synthetic Autocallable is issued:

•
if such Underlying Reference Index of such Autocallable falls by only 10% (which is still above the Maturity Barrier) then the negative performance of the Underlying Reference Index will not reduce the amount of principal to be repaid;
•
on the other hand, if such Underlying Reference Index falls by 45% (i.e., to 55% of the level it was at when the Autocallable was issued and which is below the Maturity Barrier), then at maturity the amount of principal to be repaid will have fallen by 45%.

As the Fund is exposed to the Autocallables through the performance of the Index Portfolio under the Swap Agreement(s), any negative return of an Autocallable in the Index Portfolio will negatively impact the level of the Autocallable Index and, in turn, the Fund.

The chart below sets out the different payout and return scenarios on each observation date, depending on the performance of the Underlying Reference Index.

The Fund seeks to provide exposure to the total return of an index of a laddered portfolio of Autocallables, each of which has an annual observation to determine any callability, coupon payments or maturity. The chart below illustrates the four possible outcomes that the Fund will experience over the life of a synthetic Autocallable. Note: The illustration below does not take into account the Non-Callable Period, which will apply to each Autocallable in the Fund.

AT EACH MONTHLY OBSERVATION DATE: As illustrated below, at each monthly Observation Date, the Autocallables in the Fund will fall within one of three zones, based on the performance of the Underlying Reference Index.

1.
AUTOCALLABLE ZONE – Autocallables in this zone are called and the Autocallable’s principal + coupon are returned.
2.
NON-CALL ZONE – Autocallables in this zone receive a coupon, but the Autocallable is not called.
3.
BARRIER ZONE – Autocallables in this zone receive no coupon, but the Autocallable is not called. For Autocallables below the barrier, principal is still preserved, but is at risk if the Autocallable matures below the barrier.

AT MATURITY: It is anticipated that a majority of the Autocallables will be called away prior to maturity. If the Underlying Reference Index is below the barrier at this point, some loss of principal may occur only on those Autocallables that are maturing. The laddered nature of the Autocallables helps diversify the risk of the entire Index Portfolio being tied to a single expiration date.

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For those Autocallables that do reach maturity, the payoff of the principal value is illustrated below, assuming for purposes of this illustration a 60% Maturity Barrier (-40% performance in the Underlying Reference Index). At maturity, the principal value of an Autocallable is expected to fall along the blue line (before fees and expenses), and prior to accounting for any coupon payments distributed over the life of the Autocallable. In the example below, if the Underlying Reference Index ended down below the protective barrier (from its initial level) at maturity the Autocallable would receive partial principal in the amount of the principal less the performance of the Underlying Reference Index of each maturing Autocallable (e.g., if assuming a 60% Maturity Barrier, if the Underlying Reference Index consisting of 50 Autocallables had four of its 50 Autocallables at 50% below their initial value at Maturity, the total principal value of the Index Portfolio would be 96%: 4 Autocallables each returning 50% of principal, with principal intact for the other 46 Autocallables. Barrier level is used for illustrative purposes only and not indicative of actual autocallable barriers used by the Autocallable Index’s underlying autocallables.)

A maturity barrier is only reviewed once, at the note’s final maturity date, not continuously during the investment period. This means each underlying synthetic Autocallable’s principal is ultimately intact even if the underlying index temporarily drops below the barrier level during the note’s life, as long as it recovers above the barrier by maturity. It is important to note that in the interim period the Fund’s value will fluctuate as each underlying synthetic Autocallable is continually marked to current market prices

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Principal Payoff of a Single Autocall at Maturity

130%
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
AUTOCALL PRINCIPAL VALUE
REFERENCE INDEX PERFORMANCE
PAYOFF AT MATURITY
30%
40%
50%
60%
70%
80%
90%
100%
110%
120%
130%

Portfolio Management and Rebalancing

The Autocallable Index is managed through a systematic process, and the Fund gains exposure to the Autocallable Index through the use of Swap Agreements. The underlying Index Portfolio will be rebalanced weekly, employing a weekly roll mechanism whereby Autocallables that have auto called or matured are replaced with new Autocallables and any Coupons are reinvested in Autocallables. This systematic approach seeks to benefit from (i) diversification of entry points across market cycles; (ii) minimization of timing risk associated with single-entry investments; and (iii) maintaining a consistent exposure to a theoretical portfolio of approximately 52 to 260 synthetic Autocallables. Furthermore, by gaining exposure via the Autocallable Index, to the total return of approximately 52 to 260 synthetic Autocallables with staggered entry points, the Fund creates a theoretical diversified portfolio that seeks to (i) smooth income generation over time; (ii) reduce concentration risk in any single market entry point; and (iii) potentially lower overall portfolio volatility.

While the Autocallable Index follows systematic rules for maintenance and replacement, the Adviser actively oversees the Swap Counterparty exposure and creditworthiness, collateral management and optimization, the Fund’s overall portfolio risk characteristics as well as the execution quality and management of Swap Agreements.

The Underlying Reference Index

The MerQube US Large-Cap Vol Advantage Index (the “Underlying Reference Index”) is designed to provide volatility adjusted exposure to E-Mini S&P 500 futures contracts (the “Equity Component”) by targeting an implied volatility of 35%, subject to a 6% decrement per annum. Unlike traditional equity indices that maintain fixed allocations, this index dynamically adjusts exposure based on market volatility conditions. During calm or typical market environments, the index increases exposure to equity futures while during volatile market periods, the index reduces exposure to equity futures. Unlike other volatility target indices that rebalance daily based on realized volatility, this index rebalances weekly (at the end of each week) based on one-week implied volatility derived from SPY weekly options prices. This approach seeks to maintain a more consistent risk profile across varying market conditions while potentially reducing drawdowns during market stress and improving risk-adjusted returns over time.

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Additional Information About Investment Strategies and Related Risks

The Underlying Reference Index is a rules-based, systematic index designed to provide dynamic exposure to U.S. large-capitalization equities while employing a volatility management methodology that seeks to maintain a target volatility level. The Underlying Reference Index dynamically adjusts exposure between Equity Component and a cash position based on prevailing market volatility conditions.

Underlying Reference Index Methodology

The Underlying Reference Index employs a sophisticated approach to stabilizing volatility and dividend risk via:

1.
Volatility Target: Maintains a predetermined volatility target of 35%, which helps create a more stable risk profile across varying market conditions.
2.
Dynamic Exposure Adjustment: Calculates exposure to the Equity Component based on the ratio of the target volatility to the observed market volatility, with a maximum exposure cap of 5x (500%). Exposure is implemented via E-mini S&P 500 futures contracts.
3.
Forward-Looking Volatility Measurement: Utilizes options market data to determine a near-term, forward-looking volatility level as implied by the listed options market, specifically using SPY options.
4.
Weekly Rebalancing: The Underlying Reference Index rebalances weekly (on the last trading day of each week), with the leverage factor recalculated based on the prevailing volatility conditions.
5.
Decrement: The Underlying Reference Index includes a fixed synthetic dividend (or “decrement”) of 6% per annum, which is applied daily to the Underlying Reference Index value. This daily decrement equals the 6% annual rate divided by 360 days (approximately 0.0167% per day) and is subtracted from the Underlying Reference Index return regardless of the actual dividends paid by the constituent securities.

Underlying Reference Index Construction and Calculation

The Underlying Reference Index is calculated daily according to the following methodology:

1.
The Fair Value of the Variance Swap is calculated using options market data for SPY (SPDR S&P 500 ETF Trust) options, which serves as a forward-looking measure of implied volatility.
2.
The leverage is determined as the ratio of the volatility target (35%) to the Fair Value of the Variance Swap, subject to the maximum exposure constraint of 5x.
3.
The Underlying Reference Index exposure is adjusted based on this leverage calculation, providing higher exposure when market volatility is low and lower exposure when market volatility is high.
4.
The Underlying Reference Index rebalances weekly to maintain the targeted volatility profile, with adjustments made based on the most recent volatility readings.

The Underlying Reference Index is calculated in U.S. dollars and was launched on February 11, 2022, with a base date of January 14, 2005.

By employing both volatility targeting and a fixed decrement, the Underlying Reference Index is designed particularly for use in structured product applications where a more predictable volatility profile and known dividend treatment are advantageous for pricing and risk management purposes.

Autocallable Index Methodology

The Autocallable Index is designed to reflect the performance of a theoretical portfolio of synthetic Autocallable notes (the “autocallables” which have the Underlying Reference Index as the underlying reference asset). The autocallables in the Autocallable Index follow predetermined terms including a 260-week maturity period from issue date, a 52-week non-call period, and coupon payments every four (4) weeks. Each autocallable features conditional cash flows on specific monthly observation dates, with payments depending on whether the underlying asset is above or below specified thresholds, including a 100% autocallable barrier and 60% principal and coupon barrier percentages. The Autocallable Index provider’s pricing model determines the present value of these securities accounting for prevailing market conditions.

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The Autocallable Index rebalances at preset intervals (weekly), adding one new autocallable security at each rebalance date. The initial portfolio comprises 20 autocallable securities issued on each Friday between January 14, 2005 and May 27, 2005. To maintain diversification, the Autocallable Index applies concentration limits through an allocation cap that restricts the weight of any individual synthetic Autocallable security to 5%. Cash from maturing or redeemed securities is systematically reallocated across the portfolio according to predefined rules. The Autocallable Index is calculated daily, rebalanced weekly and is denominated in U.S. Dollars with the Index Base Value set at 100.

The Index is composed of a theoretical portfolio of synthetic autocallable securities with the following characteristics:

SPECIFICATION	AUTOCALLABLE INDEX
Reference Asset	MerQube US Large-Cap Vol Advantage Index
Face Value	100
Maturity Date	260 weeks from the Issue Date
Non-Call Period	52 weeks from the Issue Date
Coupon Dates	Every four weeks from the Issue Date, up to and including the maturity date
Autocallable Barrier	100%
Principal Barrier Percentage	60%
Coupon Barrier Percentage	60%

Total Return Swaps — A total return swap is a financial agreement between two parties where one party agrees to make a single payment or periodic payments to the other party based on a fixed or variable interest rate in exchange for a single payment or periodic payments based on the total return of an underlying asset, which includes both the income it generates and any capital gains or losses. Total return swaps also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. To the extent the total return of the underlying asset exceeds or falls short of the offsetting interest rate obligation, one party will receive a payment from or make a payment to the other party, as applicable. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index in a potentially more economical way. The use of total return swaps may add leverage to the Fund’s portfolio.

The Fund is classified as “non-diversified” under the 1940 Act.

Changes in 80% policy

The Fund has adopted a non-fundamental operating policy that requires it, under normal circumstances, to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. Treasuries and other U.S. Government Securities, cash, cash equivalents, other investment companies, box spreads, and unfunded total return swaps that provide exposure to a theoretical portfolio of approximately 52 to 260 synthetic Autocallables investments that are linked to the performance of the Autocallable Index. Although this requirement may be changed by the Board of Trustees without shareholder approval, the Fund will notify shareholders in writing at least 60 days prior to any change in its 80% policy.

Non-Principal Investments

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than one year, cash equivalents, and it may hold cash or utilize “box spreads”. A box spread is an offsetting set of options (which may include FLEX Options) that have risk and return characteristics similar to cash equivalents (a “Box Spread”). A Box Spread consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and

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Additional Information About Investment Strategies and Related Risks

(ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long. The difference between the strike prices of the synthetic long and the synthetic short determines the expiration value (or value at maturity) of the Box Spread. The Fund expects the options comprising the Box Spread to reference the performance of the SPDR S&P 500 ETF (SPY).

The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions as well as tax diversification requirements to which the Fund is subject (see “Tax Risk” below). For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.

Illiquid Investments

The Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission’s standard applicable to investment companies, i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid investments may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), certain securities that may only be resold pursuant to Rule 144A under the Securities Act, and certain repurchase agreements, among others.

Temporary Investments

In response to market, economic, political, or other conditions, the Fund may temporarily invest for defensive purposes that are inconsistent with the Fund’s principal investment strategies. If the Fund does so, different factors could affect the Fund’s performance, and the Fund may not achieve its investment objective.

Risks of Investing in the Fund

This prospectus describes the risks you may face as an investor in the Fund. It is important to keep in mind that generally, investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for a long period of time to ride out down periods.

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Principal Risks

•

Autocallable Structure Risk — The Fund’s returns are correlated to the performance of a theoretical portfolio of synthetic autocallable notes tracked by the Autocallable Index. Autocallable notes have specific structural features that may be unfamiliar to many investors:

•

Contingent Income Risk — Coupon payments from the Autocallables are not guaranteed and will not be made if the Underlying Reference Index falls below the Coupon Barrier (60%) on observation dates. This means the Fund may generate significantly less income than anticipated during market downturns.

•

Early Redemption Risk — Autocallables in the Index Portfolio may be called before their scheduled maturity if the Underlying Reference Index reaches or exceeds the Autocallable Barrier on observation dates. This automatic early redemption could force reinvestment of that portion of the Index Portfolio at lower rates if market yields have declined.

•

Barrier Risk — If the Underlying Reference Index falls below the Maturity Barrier (60%) at the maturity of an Autocallable in the Index Portfolio, that portion of the Index Portfolio will be fully exposed to the negative performance of the Underlying Reference Index from its initial level. For example, if the Underlying Reference Index has declined 45% at

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Additional Information About Investment Strategies and Related Risks

maturity of a particular Autocallable, the portion of the Index Portfolio allocated to that note would lose 45% of its value. This conditional protection creates a binary outcome that can result in sudden, significant losses if barriers are breached.

•

Box Spread Risk — The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations. If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. Because Box Spreads involve multiple options transactions, the Fund will incur additional transaction costs when utilizing a box spread strategy which will limit returns when using such a strategy. If the Box Spread does not perform as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread, which is expected to be the SPY. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

•	Calculation Methodology Risk — The Underlying Reference Index and the Autocallable Index employ complex calculation methodologies that may not perform as expected under certain market conditions.
•

Cash Holdings Risk — To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.

•

Correlation Risk — The Fund’s return may not match the expected returns of the Index Portfolio or the return of the Autocallable Index for a number of reasons, including — (i) the Fund gains exposure to the Autocallable Index through Swap Agreements rather than direct exposure to the underlying components of the Autocallable Index; (ii) transaction costs, fees, and operational constraints in both the Swap Agreements and the underlying Autocallables may affect returns; (iii) the Fund may not perform as expected under certain market conditions; and (iv) the Fund’s performance may substantially deviate from investor expectations of how the Fund should perform in various market scenarios. The Fund’s return may not match the return of the Autocallable Index for a number of reasons, including operating expenses, transaction costs, cash management, and differences in calculation methodologies.

•

Costs of Buying and Selling Fund Shares — Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

•

Counterparty Risk — The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (primarily Swap Agreements) entered into by the Fund. The Fund’s exposure to the Autocallable Index is obtained entirely through Swap Agreements with Swap Counterparties. If a Swap Counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all. Unlike directly held securities, the Fund’s holdings consist primarily of contractual claims against Swap Counterparties, making the Fund particularly vulnerable to counterparty failure. Even temporary disruptions in a Swap Counterparty’s ability to perform under Swap Agreements could significantly impact Fund performance. The Fund may have substantial exposure to a single Swap Counterparty, amplifying this risk. Certain counterparties, including the Swap Counterparties, may be considered systemically important financial institutions and any deterioration in their financial condition could heighten counterparty risk. The Fund expects to obtain exposure to the Fund through Swap Agreements with a limited number of counterparties and will likely enter into Swap Agreements related to the Fund with a limited number of counterparties for the foreseeable future. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	Credit Risk — The Fund’s collateral investments may be subject to credit risk, which is the risk that an issuer or counterparty will fail to pay principal or interest when due.
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•

Derivatives Risk — Derivatives are instruments, such as swaps, options, futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. The use of derivatives will increase expenses and volatility, and there is no guarantee that a derivatives strategy will work as anticipated. While hedging with derivatives can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counterparty risk, meaning that the party with whom the Fund enters into a derivative transaction may experience a significant credit event and/or may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

The derivatives markets are subject to various global regulations, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. For example, in October 2020, the SEC adopted Rule 18f‑4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f‑4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. In connection with compliance with Rule 18f‑4, funds are no longer required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. These and other rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to a Fund of derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. This may result in changes to the Fund’s principal investment strategies and could adversely affect the Fund’s performance and its ability to achieve its investment objective.

•

Equity Securities Risk — The securities markets are volatile. The Fund’s exposure to the Underlying Reference Index subjects it to risks associated with equity markets. The value of the Underlying Reference Index may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the U.S. equity markets generally or particular segments of the market. If the market prices of the securities to which the Underlying Reference Index is exposed decline, the value of your investment in the Fund will decline.

•

FLEX Options Risk — Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option’s terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. Because FLEX Options have variable terms that are fixed by the parties, there are no pre-established series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or

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Additional Information About Investment Strategies and Related Risks

received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. The Fund also is subject to the risk that the OCC will become insolvent or otherwise be unable to meet its obligations, which could cause the Fund to suffer losses which may be significant.

•

Index Risk — The Underlying Reference Index employs a volatility targeting mechanism which may not perform as expected. The Underlying Reference Index may reduce equity exposure during periods that subsequently see strong equity performance, potentially limiting upside participation. The use of implied volatility rather than realized volatility may not accurately predict future market volatility. The weekly rebalancing frequency may not respond quickly enough to rapid market changes. The decrement feature (6% per annum) reduces index performance by a fixed percentage and may cause the Underlying Reference Index to underperform during low-return environments. The Fund’s investments in derivatives relating to the Underlying Reference Index, may underperform the return of the Underlying Reference Index for a number of reasons, including, for example, (i) the performance of derivatives related to the Underlying Reference Index may not correlate with the Underlying Reference Index and/or may underperform the Underlying Reference Index due to transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the Underlying Reference Index or find counterparties who are willing to do so at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out the Underlying Reference Index’s methodology, or the Underlying Reference Index provider may incorrectly report information concerning the Underlying Reference Index.

There can be no guarantee that the Underlying Reference Index or the Autocallable Index will be maintained indefinitely or that the Fund will be able to continue to utilize the Underlying Reference Index or the Autocallable Index to implement the Fund’s principal investment strategies indefinitely. If the sponsor of the Underlying Reference Index or the Autocallable Index ceases to maintain either such index, the Fund no longer has the ability to utilize such indices to implement its principal investment strategies, or other circumstances exist that the Adviser or the Fund’s Board of Trustees concludes substantially limit the Fund’s ability to create cost-effective synthetic investment exposure to the Autocallable Index or the Underlying Reference Index, the Adviser or the Fund’s Board of Trustees may substitute the Underlying Reference Index or the Autocallable Index with another index that it chooses in its sole discretion and without advance notice to shareholders. There can be no assurance that any substitute index so selected will perform in a manner similar to the Underlying Reference Index or the Autocallable Index, as applicable. Unavailability of either index could affect adversely the ability of the Fund to achieve its investment objective.

•	Interest Rate Risk — The value of the Fund’s fixed-income investments may be affected by changes in interest rates. When interest rates rise, the value of fixed-income investments generally falls.
•

Investment in a Subsidiary — As determined necessary or advisable by the Fund, the Fund may invest a portion of its assets in a wholly-owned subsidiary (each, a “Subsidiary”), organized under the laws of the Cayman Islands. Investment in the Subsidiary is expected to provide the Fund with exposure to the Autocallable Index within the limitations of Subchapter M of the Code and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere in the Fund’s Prospectus and the SAI. To comply with the asset diversification test applicable to a RIC (discussed elsewhere in this prospectus and the SAI), the Fund intends to limit its investments in such subsidiary to 25% of the Fund’s total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the Fund’s Prospectus and the SAI, is not subject to all of the investor protections of the

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Additional Information About Investment Strategies and Related Risks

1940 Act and other U.S. regulations. The Board of Trustees, however, has oversight responsibility for the investment activities of the Fund, including its investment in its respective subsidiary. In addition, the Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Subsidiary to operate as described in the Fund’s Prospectus and SAI and could negatively affect the Fund and its shareholders.

•

Laddered Portfolio Risk — The laddered portfolio strategy may not perform as expected if market conditions remain unfavorable over an extended period, multiple Autocallable instruments may experience losses simultaneously and/or the weekly rebalancing mechanism may result in suboptimal entry points during rapidly changing markets.

•

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•

Market Maker Risk — If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of the Fund Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Fund Shares.

•	Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security, including those held by the Fund.
•

New Fund Risk — The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. In addition, this makes the Fund more susceptible to risks associated with a single economic, political, or regulatory occurrence.

•

Other Investment Companies (including ETFs) Risk — A Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and the policies are permissible under the 1940 Act. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

•

State Regulation Risk — The Fund is sold to the separate accounts of Participating Insurance Companies offering Variable Contracts that are sold in a number of jurisdictions. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If applied to the Fund, the Fund may be limited in its ability to engage in certain techniques and to manage its investments with the flexibility described herein and in the Statement of Additional Information. In order to permit the Fund to be available under Variable Contracts sold in certain

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29

Additional Information About Investment Strategies and Related Risks

states, the Fund may make commitments that are more restrictive than the investment policies and limitations described herein and in the Statement of Additional Information. If the investment adviser determines that such a commitment is no longer in the Fund’s best interest, the commitment may be revoked by terminating the availability of the Fund to Variable Contract owners residing in such states.

•

Swap Agreement Risk — Swap agreements are a type of derivative instrument that subjects the Fund to counterparty credit, liquidity, and correlation risks, including that: (i) the Fund may not be able to enter into replacement swap agreements in the event a current swap is terminated; (ii) unfunded swap agreements may involve greater leverage risks than funded swaps; (iii) the swap agreement may not reflect the performance of the Autocallable Index or the Underlying Reference Index as expected due to differences in calculation methods or expenses; and (iv) during market disruptions, the counterparty may be able to terminate the swap agreement and the Fund may be unable to enter into new swap agreements or adjust existing positions at favorable prices. The terms of a swap agreement between the Fund and its counterparty may permit the counterparty to voluntarily close out the transaction with the Fund or terminate if certain events occur with respect to the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective. There can be no assurance that a liquid secondary market will exist for any particular derivative instrument at any particular time, including for those derivative instruments that were originally categorized as liquid at the time they were acquired by the Fund. In volatile markets, the Fund may not be able to close out a position without incurring a significant amount of loss. Swap agreements generally are not assignable except by agreement between the parties, and a counterparty typically has no obligation to permit assignments. Even if the Fund’s counterparty agrees to early termination of a swap agreement at any time, doing so may subject the Fund to certain early termination charges. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•

Swap Agreement Termination Risk — A Swap Counterparty may be entitled to terminate the Swap Agreement at its then current market value upon the occurrence of certain extraordinary market events or at its discretion upon notice to the Fund. Under such circumstances, if the Adviser is unable to enter into new Swap Agreements with a suitable Swap Counterparty, the Adviser may recommend to the Board of Trustees to immediately liquidate the Fund. A liquidation can be initiated by the Board of Trustees without a shareholder vote. While shareholder interests will be the paramount consideration in a liquidation under such circumstances, the timing of the liquidation may not be favorable to certain individual shareholders.

•

Tax Risk — The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify and maintain its status as a RIC, the Fund must derive at least 90% of its gross income each year from “qualifying income,” meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of the swaps and other derivatives that provide exposure to the synthetic Autocallables is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If the Fund were to treat income or gain from particular instruments linked to the synthetic Autocallables as qualifying income, an adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect the Fund’s ability to qualify as a RIC. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. An adverse determination or future guidance by the Internal Revenue Service with respect to issuer identification for the Fund’s investments may adversely affect the Fund’s ability to qualify as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

Special rules under Section 817(h) of the Code apply to insurance company separate accounts and the funds in which such insurance company separate accounts invest. Failure by the Fund to satisfy the Section 817(h) requirements could cause the Variable Contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.

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CALAMOS U.S. EQUITY AUTOCALLABLE VIP FUND

Additional Information About Investment Strategies and Related Risks

The federal income tax treatment of the swaps and other derivatives (including the options comprising the Box Spreads) may affect the timing, character and amount of income the Fund realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. As a result, there could be an increase in the amount of dividends paid by the Fund in order to meet the distribution requirements applicable to RICs and to avoid a fund-level tax.

•

Valuation Risk — The complex nature of autocallable structures and volatility-targeted indices may make accurate valuation difficult during market stress, potentially leading to significant premiums or discounts to NAV. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the Swap Agreements may become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

•	Volatility Target Index Risk — The Underlying Reference Index employs a volatility targeting mechanism which introduces specific risks:
(i)

Decrement Feature Impact — The 6% per annum decrement creates a constant performance drag that may cause significant underperformance relative to the S&P 500 during low-return environments or periods of sideways markets;

(ii)

Implied Volatility Limitations — The use of SPY weekly options prices to determine implied volatility may not accurately forecast actual market volatility, potentially resulting in suboptimal allocation decisions;

(iii)	Rebalancing Frequency Risk — The weekly rebalancing schedule may be too infrequent during rapidly changing market conditions, potentially exposing the Fund to higher volatility than targeted; and
(iv)

Participation Limitation — During periods of rising markets that follow volatility spikes, the Underlying Reference Index may maintain reduced equity exposure, potentially limiting the Fund’s participation in market recoveries.

The following are non-principal risks that generally apply to the Fund:

Market Events Risk. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or geopolitical events, trading and tariff arrangements (including trade or diplomatic disputes resulting in the imposition of economic sanctions or the threat of new or modified sanctions), terrorism, wars, cybersecurity events, natural or environmental disasters and other circumstances in one country or region could have profound impacts on global economies or markets. Widespread disease and virus epidemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Policy and legislative changes in the United States and in other countries may impact the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to the Fund and its shareholders.

Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund, Calamos Advisors, custodian, transfer agent, distributor, market maker, authorized participants, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund’s investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Investment Management Risk. Whether the Fund achieves its investment objective(s) is significantly impacted by whether the Adviser is able to choose suitable investments for the Fund.

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Additional Information About Investment Strategies and Related Risks

Market Disruption Risk. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. The Adviser cannot predict the effect of similar events in the future on the U.S. or foreign economies. Certain securities such as high yield and equity securities tend to be impacted more by these events than other types of securities in terms of price and volatility.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events. Since the 2008 financial crisis, financial markets throughout the world have experienced periods of increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (such as wars (including Russia’s military invasion of the Ukraine), terror attacks, natural or environmental disasters, country instability, and public health emergencies), trade disputes, tariffs and other restrictions on trade or economic sanctions, measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

The UK left the EU on January 31, 2020 (commonly known as “Brexit”). The UK and the EU entered into a Trade and Cooperation Agreement that sets out the agreement for certain parts of the future relationship from January 1, 2021, but uncertainty remains in certain areas regarding the future UK-EU relationship.

From January 1, 2021, EU laws ceased to apply in the UK, with many being assimilated into UK law. The UK government has enacted legislation to repeal, replace or make substantial amendments to these laws, with a view to them being replaced by purely domestic legislation. The process of revoking EU laws and replacing them with bespoke UK laws has already begun, creating unpredictable consequences for financial markets and investments. Brexit could significantly impact the UK, European, and global macroeconomic conditions, leading to prolonged political, legal, regulatory, tax, and economic uncertainty. This uncertainty may affect opportunities, pricing, availability, and cost of financing, regulation, values, or exit opportunities of companies or assets based in, doing business with, or having significant relationships in the UK or EU.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics and pandemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments.

Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence (“AI”), may pose risks to a Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI. As AI is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of a Fund. The legal and regulatory frameworks within which AI operates continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Portfolio security holdings disclosure

A description of the Fund’s policies and procedures in connection with the disclosure of portfolio security holdings of the Fund are available in the SAI and on the Fund’s website, www.calamos.com.

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CALAMOS U.S. EQUITY AUTOCALLABLE VIP FUND

Management of the Fund

The Fund’s investments are managed by its investment adviser, Calamos Advisors LLC (“Calamos Advisors”), 2020 Calamos Court, Naperville, IL 60563. Calamos Advisors, an investment adviser registered with the SEC effective May 29, 1987, is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). CILLC’s assets under management as of December 31, 2025, were $45 billion ($44 billion of which represented Calamos Advisors’ assets under management). Calamos Asset Management, Inc. (“CAM”) is the sole manager of CILLC. As of December 31, 2025, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by Calamos Partners LLC (“CPL”), and by Calamos Equity Partners LLC (“CEP”). CAM is owned by John P. Calamos, Sr. and John S. Koudounis. CPL is owned by Calamos Family Partners, Inc. (“CFP”) and John S. Koudounis. CFP is beneficially owned by members of the Calamos family, including John P. Calamos, Sr. CEP is owned by John S. Koudounis and Daniel L. Dufresne.

Subject to the overall authority of the Fund’s board of trustees, Calamos Advisors provides continuous investment supervision and management to the Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services, the Fund pays Calamos Advisors a fee based on its average daily net assets, which is accrued daily and paid monthly. Pursuant to the management agreement, the Fund will pay a management fee based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.70%. Each Variable Contract imposes its own charges on owners of the Variable Contract, and Retirement Plans also may impose charges on participants in the Retirement Plan. These expenses are not described in this prospectus. Variable Contract owners and Retirement Plan participants should consult with the Variable Contract disclosure document or Retirement Plan information regarding these expenses.

At a meeting held on April 8, 2026, the board of trustees unanimously approved the management agreement for the Fund. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement on behalf of the Fund will be included in the first shareholder report that covers the period in which the Fund commences operations.

Portfolio Managers

Shaheen Iqubal. Shaheen Iqubal joined Calamos Advisors in 2017 as Senior Vice President, Head of Quantitative Investments, Co-Head of Risk, and since January 2024 has been an Associate Portfolio Manager. Shaheen is responsible for oversight of our quantitative investment and risk management teams. Prior to joining the firm, Shaheen was executive director and senior quantitative analyst in the applied research group at UBS Asset Management.

Jordan Rosenfeld. Jordan Rosenfeld joined Calamos Advisors in April 2025 and is a Co-Portfolio Manager. Between June 2018 and March 2025, Mr. Rosenfeld was a Senior Director and Portfolio Manager at Milliman, where he was responsible for managing derivatives strategies in exchange-traded funds, mutual funds, and unit investment trusts. Previously, he was a Trader at Gelber Group from January 2016 to December 2017.

The Fund’s statement of additional information provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

Team Approach to Management. Calamos Advisors employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our Team of Teams approach.

This Team of Teams approach is further reflected in the composition of Calamos Advisors’ Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

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Management of the Fund

The structure and composition of the Investment Committee results in a number of benefits, as it:

•
Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;
•
Promotes collaboration between teams; and
•
Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•
Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.
•
Establish firm-wide secular and cyclical themes for review.
•
Review firm-wide and portfolio risk metrics, recommending changes where appropriate.
•
Review firm-wide, portfolio and individual security liquidity constraints.
•
Evaluate firm-wide and portfolio investment performance.
•
Evaluate firm-wide and portfolio hedging policies and execution.

• Evaluate enhancements to the overall investment process.

Shareholder Information

Purchasing Shares

Shares of the Fund are purchased by the separate accounts of Participating Insurance Companies or by Retirement Plans based on the instructions they receive from the Variable Contract holders or Retirement Plan participants. You cannot purchase Fund shares directly. Different Participating Insurance Companies or Retirement Plans may impose different sales charges.

Selling Shares

Fund shares are sold by the separate accounts of Participating Insurance Companies or by Retirement Plans. Shares may be sold to generate cash to, among other things, pay a contract owner who requested a withdrawal or who terminated a contract.

The Fund reserves the right to honor any request for sale or repurchase by paying you with readily marketable securities, either in whole or in part. This is considered a “redemption-in-kind.” The Fund will choose these securities and value them in the same way as they are valued for purposes of computing the Fund’s net asset value (“NAV”). You may incur transaction expenses if you convert these securities to cash.

Valuing Shares

The Fund’s share price, or NAV, is determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open, in accordance with Rule 22c‑1 of the 1940 Act. The NYSE is regularly closed on New Year’s Day, the third Mondays in January and February, Good Friday, the last Monday in May, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.

If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Fund reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate the Fund’s NAV as of the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine, in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early or when the NYSE closes earlier than scheduled, the Fund may (i) close trading early (as such, the time as of which the NAV is calculated would be advanced and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day’s NAV would be advanced) or (ii) accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day. Purchase orders will be accepted only on days which the Fund is open for business.

The Fund’s NAV per share is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities, by the number of Fund shares outstanding. When shares are purchased or sold, the order is processed at the next NAV (plus any applicable sales charge) that is calculated on a day when the NYSE is open for trading, after receiving a purchase

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CALAMOS U.S. EQUITY AUTOCALLABLE VIP FUND

Management of the Fund

or sale order. On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE close. Information that becomes known to the Fund after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine. To the extent circumstances prevent the use of the primary calculation methodology previously described, the Adviser may use alternative methods to calculate the NAV. Because the Fund may invest in securities that are primarily listed on foreign exchanges and trade on days when the Fund does not price its shares, the Fund’s underlying assets may change in value on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The Trust’s board of trustees, including a majority of the Trustees who are not “interested persons” of the Trust, have designated Calamos Advisors to perform fair valuation determinations related to all Fund investments under the oversight of the board. As “valuation designee” Calamos Advisors has adopted procedures to guide the determination of the NAV on any day on which the Fund’s NAVs are determined. The valuation of the Fund’s investments is in accordance with these procedures. Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the midpoint of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees.

Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed-income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the valuation designee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the valuation designee.

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Management of the Fund

The Fund also may use fair value pricing, pursuant to guidelines adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Excessive Trading

The Fund seeks to discourage abusive trading, which may include frequent trading or short-term trading. Abusive trading may interfere with the efficient management of the Fund, and may result in the Fund maintaining higher cash balances, utilizing a line of credit and engaging in additional Fund transactions. Increased Fund transactions and utilization of a line of credit could increase the Fund’s operating costs and decrease its investment performance. Maintenance of high cash balances could result in lower Fund investment performance during periods of rising markets.

The Fund discourages and does not accommodate frequent purchases and redemptions of the Fund’s shares. Because of the potentially harmful effects of abusive trading, the board of trustees has approved fair valuation pricing procedures to reduce the arbitrage opportunities in the Fund. The Fund has not implemented redemption fees or transfer limits in reliance on the abusive trading policies and procedures implemented and maintained by the Participating Insurance Companies that have entered into participation agreements with the Fund.

The Fund is sold exclusively as an underlying investment vehicle for insurance products offered to clients by Participating Insurance Companies. The Fund’s ability to monitor and discourage abusive trading practices is limited. The Fund monitors aggregate trades placed by the separate accounts of the Participating Insurance Companies. So as to combat abusive trading, the Participating Insurance Companies may impose surrender charges, transfer processing fees and may make other reasonable efforts to monitor abusive trading in all separate accounts. The Participating Insurance Companies will work in tandem with the Fund to restrict access to clients engaging in inappropriate trading activities. Although the Fund will take steps to detect and deter abusive trading, there are no assurances that these policies and procedures will be effective in limiting abusive trading in all circumstances. Please refer to your Variable Contract or insurance product prospectus for details about whether and how restrictions and limitations on trading activity may be applied to your account and how such trading activity is monitored.

Other Information

The Fund’s shares can be purchased by Retirement Plans and by separate accounts of Participating Insurance Companies offering Variable Contracts. Individual variable annuity and variable life insurance contract holders are not the “shareholders” of the Fund. Rather, the separate accounts of the Participating Insurance Companies are the shareholders of the Fund. You cannot directly purchase shares of the Fund.

Calamos Advisors and its affiliates, from their own resources, may make payments to certain intermediaries for administrative, marketing or distribution services. Please refer to the section entitled, “Payments to Intermediaries” in the Statement of Additional Information.

Calamos Financial Services LLC (“CFS”) has an Incentive Plan (the “Plan”) covering its Intermediary Sales Department. Generally, CFS markets and sells shares of the Calamos Family of Funds to financial advisors, who in turn may recommend that investors purchase shares of a Fund. The Plan is an incentive program that combines discretionary quarterly bonuses with a discretionary annual bonus sales performance and other discretionary factors. Incentive compensation may differ for each Fund and is subject to change depending on certain criteria considered by CFS. The Plan creates a potential conflict of interest in that it creates an incentive for the Intermediary Sales Department members to sell one Fund over another. CFS’ Compliance Department monitors sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan.

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CALAMOS U.S. EQUITY AUTOCALLABLE VIP FUND

Management of the Fund

Please read the prospectus for the Variable Contract that you want to purchase to learn about purchasing a Variable Contract. The Fund assumes no responsibility for such prospectuses.

The Fund currently does not foresee any disadvantages to the holders of variable life insurance contracts and variable annuity contracts arising from the fact that the interests of the holders of such contracts may differ. Nevertheless, the board of trustees intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken.

Distributions and Taxes

Dividends and Capital Gains

The Fund intends to distribute to its shareholders substantially all of its net investment income and net realized capital gains. The Fund declares and pays dividends from net investment income annually, and pays any long-term capital gains annually.

Taxes

The Trust intends that the Fund will continue to qualify and be treated as a regulated investment company under Subchapter M of the Code and will meet the diversification requirements of Section 817(h) of the Code applicable to mutual funds underlying variable insurance products. For a discussion regarding what it means to qualify as a regulated investment company and a general discussion concerning some of the possible tax considerations associated with the operation of the Fund, please refer to the section entitled, “Taxation” in the Statement of Additional Information.

For a discussion of the taxation of the Participating Insurance Companies and separate accounts, as well as the tax treatment of the Variable Contracts and the owners thereof, see the disclosure documents for the Variable Contracts. For information regarding the taxation of Retirement Plans, as well as the participants thereunder, see the plan administrator and plan documents for the Retirement Plan.

PLEASE CONSULT WITH YOUR TAX ADVISOR REGARDING YOUR PARTICULAR TAX SITUATION.

Shares of the Fund are owned by separate accounts of Participating Insurance Companies or by Retirement Plans. As the owner of a Variable Contract or as a participant in a Retirement Plan, you do not own the Fund’s shares directly; therefore, the Fund’s distributions are not likely to affect your tax situation. However, the separate accounts, in which you own a Variable Contract, may be affected by Fund distributions. Tax consequences to Variable Contract holders and Retirement Plan participants are described in the separate prospectuses or the governing documents issued by the Participating Insurance Companies and Retirement Plans.

Share Classes

The Fund has two classes of shares, Class I shares and Class II shares. Each class is identical except that Class II shares have a distribution or “Rule 12b‑1 Plan” that is described below.

Distribution Plan

The Fund has adopted a distribution or “Rule 12b‑1 Plan” for its Class II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Class II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PROSPECTUS | June 23, 2026

37

Financial Highlights

The Fund has not commenced operations and therefore has no performance history as of the date of this prospectus. Financial information is therefore not available.

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CALAMOS U.S. EQUITY AUTOCALLABLE VIP FUND

For More Information

If you would like more information about the Fund, the following resources are available upon request, free of charge.

Shareholder Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. The Fund’s annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance for the period from inception through December 31.

Statement of Additional Information

The Fund’s statement of additional information (“SAI”), incorporated by reference into this prospectus, provides more detailed information about the Fund’s policies and operation.

Copies of the Fund’s reports to shareholders and the SAI are available, without charge, upon request, by calling 800.582.6959 or by visiting the Fund’s website at www.calamos.com. You can request other information and discuss your questions about the Fund by contacting Calamos Financial Services LLC at:

Calamos Financial Services LLC
2020 Calamos Court
Naperville, Illinois 60563
Telephone: 1.800.582.6959

You can find more information regarding Calamos Advisors LLC on its Internet website at: http://www.calamos.com.

The Fund’s reports to shareholders and SAI are available on the EDGAR database on the Commission’s Internet website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request to:

E-mail: publicinfo@sec.gov.

This prospectus is intended for use in connection with Variable Contracts or Retirement Plans.

Investment Company Act file no. 811‑09237

STATEMENT OF ADDITIONAL INFORMATION

CALAMOS ADVISORS TRUST

CALAMOS U.S. EQUITY AUTOCALLABLE VIP FUND

2020 Calamos Court
Naperville, Illinois 60563
(630) 245-7200
Toll Free: (800) 582.6959

June 23, 2026

This Statement of Additional Information relates to Calamos U.S. Equity Autocallable VIP Fund (the “Fund”), which is a series of Calamos Advisors Trust (the “Trust”). This is not a prospectus, but provides information that should be read in conjunction with the Fund’s prospectus dated June 23, 2026, and any supplements thereto, which are incorporated herein by reference. The prospectus may be obtained without charge by writing or calling the Fund at the address or telephone numbers set forth above.

The Fund is currently available for sale to the separate accounts of certain life insurance companies (“Participating Insurance Companies”) offering variable annuity contracts and variable life insurance contracts (together, “Variable Contracts”) and may be offered to certain types of pension plans and retirement arrangements and accounts permitting accumulation of funds on a tax-advantaged basis (“Retirement Plans”) as described in the prospectus.

THE TRUST AND THE FUND

The Fund is a series of the Trust, which was organized as a Massachusetts business trust on February 17, 1999. The Fund is an open-end, non-diversified management investment company that seeks high long-term total return through growth with less volatility than the equity markets.

The prospectus contains information concerning the Fund’s investment objective and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Fund and their associated risks.

INVESTMENT OBJECTIVE

The following information supplements, and should be read in conjunction with, the discussion of the Fund’s investment objectives, strategies and risks that are described in the prospectus.

The Calamos U.S. Equity Autocallable VIP Fund seeks to generate high income while providing reduced downside risk through exposure to the MerQube US Large-Cap Vol Advantage Autocallable VIP Index (the “Autocallable Index”). The Autocallable Index is designed to reflect the performance of a theoretical diversified portfolio of synthetic autocallable notes (each an “Autocallable” and the theoretical portfolio of Autocallables, the “Index Portfolio”). The reduced downside risk that the Fund seeks to deliver is relative to owning a single underlying autocallable note (and not relative to risk associated with investing in the S&P 500), because exposure to the Autocallable Index is expected to provide benefits such as reduced timing risk, diversification across multiple notes (i.e., not subject to a single maturity barrier), and contingent maturity barriers that may help preserve capital over time.

The Fund’s investment objective is non-fundamental and may be changed by a vote of the Fund’s Board, without shareholder approval.

The Fund is a non-diversified, actively managed fund that, under normal market conditions, will invest at least 80% of its total assets in U.S. Treasuries and other U.S. government obligations, cash, cash equivalents, other investment companies, “box spreads” and unfunded total return swaps that provide exposure to the Autocallable Index. The Fund will not attempt to replicate the Autocallable Index, but will instead use financial instruments such as total return swaps to gain exposure to the level of the index. The Autocallable Index replicates the collective performance of a theoretical portfolio of 52 to 260 synthetic Autocallables arranged in a laddered structure with staggered entry points with similar fixed parameters (the “Parameters”) as described below within the section entitled “Autocallable Index Portfolio Characteristics”. The Autocallables’ coupon payments, principal repayment timing and principal value at maturity, and ultimately the Fund’s total return, are contingent and with respect to principal value at maturity, based on the performance of the MerQube US Large-Cap Vol Advantage Index (the “Underlying Reference Index”), which provides volatility adjusted exposure to E-Mini S&P 500 futures contracts.

CFTC REGULATION

The Fund is a commodity pool under the Commodity Exchange Act (“CEA”) and Calamos Advisors LLC (“Calamos Advisors” or the “Adviser”) is registered as a “commodity pool operator” under the CEA with respect to the Fund. As a result, additional U.S. Commodity Futures Trading Commission (“CFTC”)-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return.

INVESTMENT PRACTICES

The prospectus contains information concerning the Fund’s investment objective and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Fund and their associated risks.

In pursuing its investment objective, the Fund expects to invest as described below and in the Fund’s prospectus. The table below indicates whether the Fund invests in the securities and instruments listed as part of its principal (P) or non-principal (N) investment strategies.

Unless otherwise noted, all investment policies and restrictions described in the Prospectus and Statement of Additional Information are measured at the time of the transaction in the security. If market action affecting Fund securities (including, but not limited to, appreciation, depreciation, or a credit rating event) causes a Fund to exceed an investment policy or restriction, Calamos Advisors is not required to take immediate action. Under normal market conditions, however, Calamos Advisors will not make any acquisitions that will make the Fund further outside the investment restriction.

INVESTMENTS AND INVESTMENT-RELATED PRACTICES	Calamos U.S. Equity Autocallable VIP Fund
Box Spreads	P
Equity Securities	P
FLexible EXchange® Options (“FLEX Options”)	P
Illiquid Securities Other Than Total Return Swaps	N
Options on Securities and Indexes	P
Other Investment Companies	P
Repurchase Agreements	N
Reverse Repurchase Agreements and Other Borrowings	N
Swap Agreements	P
Temporary Investments	N
U.S. Government Obligations	P

BOX SPREADS

A Box Spread is an offsetting set of options, which may include Flexible Exchange Options (“FLEX Options”). Box Spreads consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations. Box Spreads are expected to have return characteristics similar to cash equivalents. The box spreads are constructed using two FLEX Option positions (long call, long put), three FLEX Option positions (long call, short call, long put), or four FLEX Option positions (long call, short call, long put, short put) at two different strike prices with the same maturity seeking to provide a riskless arbitrage that captures the present value of the future cash flow. The Fund may also invest in other exchange-traded funds which in turn invest principally in box spreads.

EQUITY SECURITIES

Equity securities include common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest.

Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. See the prospectus for additional information regarding equity investments and their risks.

FLEX OPTIONS

FLEX Options are customized option contracts available through national securities exchanges that are guaranteed for settlement by the OCC. FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior as well as on to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of OTC options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) the reference asset at the strike price.

The OCC guarantees performance by each of the counterparties to the FLEX Options and Listed Options, becoming the “buyer for every seller and the seller for every buyer”, with the goal of protecting clearing members and options traders from counterparty risk.

Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option’s terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. Because FLEX Options have variable terms that are fixed by the parties, there are no preestablished series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options.

In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. The Fund also is subject to the risk that the OCC will become insolvent or otherwise be unable to meet its obligations, which could cause the Fund to suffer losses which may be significant.

The Fund may not experience substantial upside participation from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

OCC may base its calculations of the margin requirements for positions in a series of FLEX Options on an estimate derived from data and factors OCC deems pertinent in respect of quotations and transactions in that options series and in other options series. Alternatively, OCC may fix such margin requirements at a level it deems necessary to protect the respective interests of OCC, the clearing members and the public. As a result, the Fund’s margin requirements for positions in FLEX Options may differ from—and may be significantly greater than—the margin requirements applicable to similar positions in other options on the same underlying interest.

ILLIQUID SECURITIES OTHER THAN TOTAL RETURN SWAPS

The Fund may invest up to 15% of its net assets under regulatory rules, taken at market value, in illiquid investments that are assets, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act of 1933, as amended (“Securities Act”). A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund’s portfolio, and the Fund might not be able to sell or dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on the Fund’s investment in restricted securities.

The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Fund’s liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Liquidity Rule”). Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

OPTIONS ON SECURITIES AND INDEXES

The Fund may purchase and sell (write) call options and purchase put options on securities and indexes.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security index, or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving such Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.

The Fund’s purchase of a call option on a security, index, or other instrument might be intended to protect it against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund may purchase and sell (write) call and purchase put exchange listed options and over-the-counter (“OTC”) options. Exchange listed options on securities are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to sellers or purchasers (“Option Counterparties”) through direct bilateral agreement with such Option Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Option Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund generally is expected to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is “in the money”) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

The Fund may also purchase call and put and sell (write) call options on securities indexes and other financial indexes. Options on securities indexes and other financial indexes are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The Fund will sell (write) call options. A written option will be considered “covered” to the extent it has entered into an offsetting transaction or otherwise has segregated or earmarked cash or liquid assets equal to its uncovered obligations under the written option. For example, a call option written by the Fund could be covered by purchasing an offsetting call option, by purchasing or holding the underlying reference security or asset (or a security convertible into the underlying reference security or asset), or by segregating or earmarking cash or liquid assets equal to the exercise price of the written option (or such amount as is not otherwise covered by an offsetting transaction). The Fund writing a call option on an index would be considered as holding an offsetting position to the extent the Fund owned portfolio securities substantially correlating with the movement of the underlying reference index.

If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, asset or index in relation to the exercise price of the option, the volatility of the underlying security, asset or index, and the time remaining until the expiration date.

A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, the markets for the assets referenced by a futures contract, and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve Calamos Advisors’ objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund’s ability to utilize options successfully will depend on Calamos Advisors’ ability to predict pertinent market investments, which cannot be assured. The Fund’s ability to close out its position as a purchaser or seller (writer) of an Options Clearing Corporation (“OCC”) or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying asset including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Fund were unable to close out an option that it has purchased on an asset, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on an asset, it would not be able to sell the underlying asset until the option expired. As the writer of a covered call option on an asset, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the asset covering the call option above the sum of the premium and the exercise price of the call. The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter (“OTC”) option. As a result, if the Option Counterparty (as described above under “Options on Securities and Indexes”) fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such Option Counterparty or any guarantor or credit enhancement of the Option Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. If the Fund purchases an OTC option from a counterparty that is not registered with and regulated by any financial regulator, these risks will be particularly pronounced. Such a counterparty is not subject to the same degree of regulation as a U.S. regulated financial institution, such as a bank, registered broker-dealer or registered swap dealer. They may be subject to different, often less comprehensive, compliance, risk management, reporting, disclosure and capital requirements than registered financial institutions, and may be subject to no such requirements. For example, counterparties that are registered with a financial regulator typically are subject to examination and enforcement authority of a regulator, and to fitness and financial requirements and requirements to segregate customer funds from their own funds, to account separately for customer funds and positions, to implement and maintain compliance policies and procedures, and to make books and records available for inspection by the SEC, the CFTC, self-regulatory organizations or banking regulators. Financial difficulty, fraud or misrepresentation at any of these institutions could lead to significant losses as well as materially impair the operational capabilities or financial position of the Fund.

The Fund is not subject to any limit on its exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a minimum credit rating. The Fund may invest in OTC options through a limited number of counterparties and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Arrangements to trade OTC options may be available with only one or a few counterparties, and liquidity problems therefore might be greater than when numerous counterparties are available to enter into such arrangements. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all transactions with one counterparty. The ability of the Fund to transact business with any one of a number of counterparties, the lack of any meaningful and independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

The Fund may purchase and sell (write) call options on securities and indexes. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold the security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received.

OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the 1940 Act. Such other investment companies may include, without limitation, other registered investment companies that in turn invest in box spreads. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and ETFs, including affiliated funds, and in BDCs in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. In the event the Fund invests in another affiliated fund (the “Acquired Fund”), the portion of the Fund’s Investment Management Fee equal to the advisory fee payable to the Acquired Fund (based on average daily net assets invested) is waived.

REPURCHASE AGREEMENTS

As part of its strategy for the temporary investment of cash, the Fund may enter into “repurchase agreements” pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. The Fund may invest in repurchase agreements, provided that the Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and any other illiquid securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security.

Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long-term investment. The Fund requires continuous maintenance by the custodian for the Fund’s account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required in the middle of 2027. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

The Fund may enter into reverse repurchase agreements, and economically similar transactions to the extent permitted under the leverage limitations of the 1940 Act and the Fund’s investment restrictions described below. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement enables the Fund to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without needing to sell portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required in the middle of 2027. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

SWAP AGREEMENTS

The Fund expects to enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of Fund Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The swap agreement can be terminated before the maturity date generally only under limited circumstances, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract. The Fund expects to obtain exposure through swap agreements with a single counterparty or a limited number of counterparties and will likely continue to do so for the foreseeable future. Counterparty risks may be more pronounced for this Fund due to the single or limited number of counterparties used by it.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. The risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose the Fund to unlimited risk of loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses.

The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Many swap agreements are complex and their valuation often requires subjective modeling and judgment, which increases the risk of mispricing or incorrect valuation. Valuation risk is more pronounced when the Fund enters into a swap with specialized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, under collateralization and/or errors in calculation of the Fund’s NAV. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to the Fund.

Total Return Swaps. In a total return swap (“TRS”), one party pays a rate of interest in exchange for the total rate of return on another investment.

An unfunded TRS is a financial derivative contract where one party (the payer) agrees to make payments to the other party (the receiver) based on the total return of an underlying asset, such as a stock, bond, or index, without the payer needing to own the underlying asset. In return, the receiver pays a fixed or floating interest rate, often tied to a reference rate such as SOFR, to the payer. What makes it “unfunded” is that neither party initially posts the full value of the underlying asset, which reduces the need for upfront capital. Instead, the swap is typically collateralized with the exchange of variation margin (and in some cases, initial margin) to mitigate counterparty risk. Essentially, the TRS allows one party to gain exposure to the underlying asset’s economic performance (price appreciation and income) while the other party benefits from the interest payments and price depreciation of the underlying asset.

Unfunded TRS are often used for hedging, leveraging positions, or gaining access to assets that may otherwise be challenging to hold directly. They can also allow investors to remain off-balance-sheet, meaning the assets or liabilities related to the swap may not appear on their financial statements, depending on applicable accounting rules.

TEMPORARY INVESTMENTS

The Fund may make temporary investments without limitation when Calamos Advisors determines that a defensive position is warranted, or as a reserve for possible cash needs. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; cash; and repurchase agreements. See “Exhibit A — Description of Ratings” for a description of ratings of certain rating agencies and their significance.

U.S. GOVERNMENT OBLIGATIONS

U.S. Government Obligations include securities that are issued or guaranteed by the U.S. Treasury or by various U.S. Government agencies and instrumentalities. U.S. Treasury obligations (“U.S. Treasuries”) include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasuries also include the separate principal and interest components of U.S. Treasuries that are traded under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Obligations issued or guaranteed by U.S. Government agencies and instrumentalities may be supported by any of the following: (a) the full faith and credit of the U.S., (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the agency or instrumentality.

Government agencies that issue or guarantee securities backed by the full faith and credit of the U.S. include the Government National Mortgage Association (“GNMA”) and the Small Business Administration. Government agencies and instrumentalities that issue or guarantee securities not backed by the full faith and credit of the U.S. include the Federal Farm Credit Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”), the Federal Land Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. in the event the agency or instrumentality does not meet its commitment.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. The conservatorship is still in effect as of the date of this prospectus and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. No assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA and FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

The Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency established or sponsored by the U.S. Government, provided that the securities are otherwise permissible investments of the Fund. Certain U.S. Government Obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Fund’s yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors. The prepayment experience of the mortgages underlying mortgage-related securities, such as obligations issued by GNMA, may affect the value of, and return on, an investment in such securities.

RECENT MARKET CONDITIONS

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, and new monetary programs.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or affect the issuers of such instruments, in ways that are unforeseeable. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The U.S. government has enacted and is continuing to implement legislation that provides for regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC, SEC, and other federal regulators have adopted and continue to develop rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act has and will continue to change the way in which the U.S. financial system is supervised and regulated.

Governments or their regulatory agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Following financial crises, such as the global financial crisis fueled by the COVID-19 pandemic, the Federal Reserve generally attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate low. Following such periods, the Federal Reserve terminated certain of its market support activities and raised interest rates. With continued economic recovery and the cessation of certain market support activities, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These policy changes may reduce liquidity for certain of the Fund’s investments, causing the value of the Fund’s investments and share price to decline.

As economies and financial markets throughout the world are increasingly interconnected, the likelihood increases that geopolitical conflicts in one country or region will adversely impact markets or issuers in other countries or regions, including in ways that are difficult to predict or foresee. Economic, financial or political events, trade disputes, tariffs and other restrictions on trade or economic sanctions, terrorism, natural disasters, and other circumstances in one country or region could have profound impacts on global economies or markets. Widespread disease and virus epidemics, such as the recent coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. The impacts of these conflicts or events can be exacerbated by failures of governments and societies to respond adequately to a geopolitical conflict and subsequent emerging events or threats. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Trade disputes may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has indicated its intent to alter its approach to international trade policy and, in some cases, to renegotiate or potentially terminate certain existing bilateral or multilateral trade agreements and treaties with foreign countries and has made proposals and taken actions related thereto. In addition, the U.S. government has recently imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Other countries, including Mexico, have threatened retaliatory tariffs on certain U.S. products. Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments. U.S. trade policy has changed rapidly in the past, and may do so in the future, and it may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which the Fund invests and other adverse impacts on the Fund’s overall performance.

Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence (“AI”), may pose risks to a Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI. As AI is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of a Fund. The legal and regulatory frameworks within which AI operates continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

INVESTMENT IN A SUBSIDIARY

As determined necessary or advisable by the Fund, the Fund may invest a portion of its assets in a wholly-owned subsidiary (each, a “Subsidiary”), organized under the laws of the Cayman Islands. Investment in the Subsidiary is expected to provide the Fund with exposure to the Autocallable Index within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere in the Fund’s Prospectus and this SAI. To comply with the asset diversification test applicable to a RIC (discussed elsewhere in this SAI), the Fund intends to limit its investments in such subsidiary to 25% of the Fund’s total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the Fund’s Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Board of Trustees, however, has oversight responsibility for the investment activities of the Fund, including its investment in its respective subsidiary. In addition, the Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Subsidiary to operate as described in the Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders.

TAX RISK

The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify and maintain its status as a RIC, the Fund must derive at least 90% of its gross income each year from “qualifying income,” meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of the swaps and other derivatives that provide exposure to the synthetic Autocallables is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If the Fund were to treat income or gain from particular instruments linked to the synthetic Autocallables as qualifying income, an adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect the Fund’s ability to qualify as a RIC. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. An adverse determination or future guidance by the Internal Revenue Service with respect to issuer identification for the Fund’s investments may adversely affect the Fund’s ability to qualify as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Special rules under Section 817(h) of the Code apply to insurance company separate accounts and the funds in which such insurance company separate accounts invest. Failure by the Fund to satisfy the Section 817(h) requirements could cause the Variable Contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.

The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

INVESTMENT RESTRICTIONS

The Fund is classified as a “non-diversified,” open-end management investment company. The Fund operates under the following investment restrictions. The Fund may not (except as indicated):

(i)  act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(ii)  purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that the Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(iii)  make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(iv)  borrow, except from banks, other affiliated funds and other entities to the extent permitted under the 1940 Act;1,2,3

(v)  invest in a security if more than 25% of the Fund’s total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry or group of industries, except to the extent that the underlying reference indices of the synthetic autocallable yield notes invest more than 25% of their assets in an industry or group of industries. This restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities of other investment companies.4

(vi)  issue any senior security, except to the extent permitted under the 1940 Act;5

The above restrictions are fundamental policies and may not be changed with respect to the Fund without the approval of a “majority” of the outstanding shares of the Fund, which for this purpose means the approval of the lesser of

(a) more than 50% of the outstanding voting securities of the Fund or

(b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of the Fund are present or represented at the meeting by proxy.

In addition to the fundamental restrictions listed above, the Fund has adopted the following as non-fundamental policies:

(a)  To the extent other Calamos Funds invest in the Fund in reliance on section 12(d)(1)(G), the Fund may not acquire any securities of registered open-end investment companies or unit investment trusts in reliance on section 12(d)(1)(F) or (G) of the 1940 Act;6

1 The Fund does not intend to purchase securities when its borrowings exceed 5% of total assets.

2 The Fund’s borrowing practices are limited by the 1940 Act. Currently, under the 1940 Act, the Fund may borrow in an aggregate amount not exceeding 33 1/3% of its total assets, including the proceeds of borrowings, for any purpose, but borrowings from entities other than banks may not exceed 5% of its total assets and may be only as a temporary measure for extraordinary or emergency purposes, unless the Fund has received an exemptive order from the SEC permitting it to borrow from other affiliated funds in excess of 5% of its total assets.

3 Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Rule 18f-4 under the Investment Company Act, when the Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

4 As of the date hereof, it is anticipated that more than 25% of the Fund’s assets will have exposure to the financial services industry.

5 Currently, under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

6 Under Section 12(d)(1)(A) of the 1940 Act, the Fund generally must limit its investment in other investment companies so that, as determined immediately after the Fund invests in another investment company: (i) not more than 3% of the outstanding voting shares of any one investment company will be owned by the Fund; (ii) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; and (iii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, except as permitted under the 1940 Act, the rules thereunder or SEC exemptive relief. Currently, under the 1940 Act, the rules thereunder and SEC exemptive relief, the Fund may invest in other investment companies in excess of the above limitations if certain requirements are met, including (i) that the Fund complies with Rule 12d1-4 under the 1940 Act or (ii) that any fund whose shares are acquired by another fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1) (F) or Section 12(d)(1)(G) of the 1940 Act. The Fund may also invest without limitation in money market funds, provided the Fund complies with Rule 12d1-1 under the 1940 Act. These limitations do not apply in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

(b)  The Fund may not invest in companies for the purpose of exercising control or management;

(c)  The Fund may not purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(d)  The Fund may not make short sales of securities, except that the Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities, (ii) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause (i).

The non-fundamental investment restrictions above may be changed by the Board of Trustees without shareholder approval. Notwithstanding the foregoing investment restrictions, the Fund may purchase securities pursuant to the exercise of subscription rights. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund’s portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

MANAGEMENT

TRUSTEES AND OFFICERS

The management of the Trust, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its Board of Trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each series of the Trust, including the Fund.

TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
John P. Calamos, Sr. (1940)*	Chairman, Trustee and President (since 2014)	75	Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC, doing business as CGAM (“CGAM”); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
John S. Koudounis (1966)*	Trustee (since September 2025) and Vice President (since 2016)	78^^	President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chairman and Chief Executive Officer (since 2022), CGAM; Director, CAM (since 2016); prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Hugh P. Armstrong (1961)	Trustee (since September 2025)	75	Partner (1997-2021) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1988-1997); Chair of the Board of Trustees of Escuela De Guadalupe School (since 2024 and Trustee 2014-2017 and since 2021); Former Trustee and Treasurer of Denver Ballet Guild Endowment Trust (2021-2025); Director of the Friends of Queen’s University of Belfast (since 2024); Former Chair of the Board and Trustee of St. Mary’s Academy (2004-2012); Former Chair and President of the Learning Source (1999-2004)	More than 25 years of experience in the financial services industry
Virginia G. Breen (1964)	Trustee (since 2015)	75	Private Investor; Trustee, UBS NY Fund Cluster (open-end funds) (since 2023)**; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)***; Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (2004-2023); Director, Tech and Energy Transition Corporation (blank check company) (2021-2023)	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
Jeffrey S. Phlegar (1966)	Trustee (since September 2025)	75	Advisory Member, Mawer Investment Management Ltd. (since 2025); Chairman and CEO of MacKay Shields (2011-2024); EVP and Chief Investment Officer AllianceBernstein (1988-2011); former Senior member of the Management and M&A Committees of New York Life Investment Management, LLC (2018-Q1/2024); Chairman of the Plainview Funds (Irish QIAF) Board of Directors (2013-Q1/2024); Advisory Committee Member - Brewer Lane Ventures Fund I & II (2020-Present)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

William R. Rybak (1951)	Trustee (since 2014)	75	Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, Jackson Credit Opportunities Fund (since 2023), Jackson Real Assets Fund (since 2024) (interval funds), JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018), (open-end mutual funds)*****; formerly Advisory Member, Mawer Investment Management Ltd. (since 2025); Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
Karen L. Stuckey (1953)	Trustee (since 2022)	75	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1975-1990); Member of Executive, Nominating, and Audit Committees and Chair of Finance Committee (1992-2006); Emeritus Trustee (since 2007) of Lehigh University; formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies
Christopher M. Toub (1959)	Trustee (since 2022)	78^^	Private investor; formerly Director of Equities, AllianceBernstein LP (until 2012)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
Lloyd A. Wennlund (1957)	Trustee (since 2022)	75	Board Member, Mutual Fund Directors Forum (2023-present); Trustee and Chairman, Datum One Series Trust (since 2020)******; Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies and earned a Masters of Business Administration degree

^ The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust, Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund, and Calamos Aksia Hedged Strategies Fund.

^^ Messrs. Koudounis and Toub are the only Trustees of the Trust who oversee Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund, and Calamos Aksia Hedged Strategies Fund.

* Messrs. Calamos and Koudounis are trustees who are each an “interested person” of the Trust as defined in the 1940 Act because each is an officer of the Trust and is an affiliated person of Calamos Advisors and CFS.

** Overseeing thirty-three portfolios in fund complex.

*** Overseeing sixteen portfolios in fund complex.

**** Overseeing three portfolios in fund complex.

***** Overseeing 124 portfolios in fund complex.

****** Overseeing twelve portfolios in fund complex.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

OFFICERS. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee, and President of the Trust and John S. Koudounis, who is Trustee and Vice President of the Trust. The following table sets forth each other officer’s name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
Stephen M. Atkins (1965)	Treasurer (since 2022)	Senior Vice President, Head of Fund Administration (since 2020), Calamos Advisors; prior thereto Consultant, Fund Accounting and Administration, Vx Capital Partners (2019- 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)
Daniel Dufresne (1974)	Vice President (since 2021)	Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2021); President, CGAM (since 2022); prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020)
Thomas E. Herman (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since 2019)	Executive Vice President (since 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, CGAM (since 2022); prior thereto, Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Walter Kelly (1970)	Chief Compliance Officer (since 2025)	Senior Vice President, Chief Compliance Officer - Calamos Funds (since 2025), Chief Compliance Officer – Calamos Advisors (since 2026); Co-Chief Compliance Officer - Calamos Advisors (2025-2026); prior thereto, General Counsel, Cedar Pine, LLC (2021-2025); Chief Compliance Officer SBB Research Group, LLC (2021-2025); Managing Director Nuveen Investments (2017-2020), Senior Vice President (2008-2017) and Chief Compliance Officer Nuveen Funds (2006-2020)
Thomas P. Kiley III (1968)	Vice President (since 2024)	Senior Vice President, Chief Distribution Officer (since 2024), CAM, CILLC, and Calamos Advisors; Principal Executive Officer and Chief Distribution Officer (since 2024), CFS; Vice President (since 2024), CGAM; prior thereto Managing Director, RIA Eastern Divisional Sales Manager, Blackrock Investments, Inc. (2017-2024)
Erik D. Ojala (1975)	Vice President and Secretary (since 2023)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); Chief Compliance Officer, CFS (since 2026); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2021-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; Chief Compliance Officer, Harbor ETF Trust (2021-2023); and Chief Compliance Officer of Harbor Funds (2017-2023)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

COMMITTEES OF THE BOARD OF TRUSTEES. The Trust’s Board of Trustees currently has five standing committees.

Executive Committee. Messrs. Calamos and Toub are members of the executive committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the board, with certain exceptions. John P. Calamos, Sr. is an interested trustee of the Trust.

Dividend Committee. Mr. John P. Calamos, Sr. serves as the sole member of the dividend committee. The dividend committee is authorized, subject to Board review, to declare distributions on the Fund Shares of the Trust’s series in accordance with such series’ distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee. Messrs. Armstrong, Phlegar, Rybak (Chair), Toub and Wennlund and Mses. Breen and Stuckey serve on the audit committee. The audit committee operates under a written charter adopted and approved by the board. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Trust’s audit and responds to other matters deemed appropriate by the board. All members of the audit committee are independent trustees of the Trust.

Valuation Committee. Messrs. Armstrong, Phlegar, Rybak, Toub and Wennlund (Chair) and Mses. Breen and Stuckey serve on the valuation committee. The valuation committee operates under a written charter approved by the board. The valuation committee oversees valuation matters of the Trust delegated to the valuation designee, including the fair valuation determinations and methodologies proposed and utilized by the valuation designee, reviews the Trust’s valuation procedures and their application by the valuation designee, reviews pricing errors and procedures for calculation of net asset value of each series of the Trust and responds to other matters deemed appropriate by the board.

Governance Committee. Messrs. Armstrong, Phlegar, Rybak, Toub and Wennlund and Mses. Breen (Chair) and Stuckey serve on the governance committee. The governance committee operates under a written charter adopted and approved by the board. The governance committee oversees the independence and effective functioning of the Board of Trustees and endeavors to be informed about good practices for mutual fund boards. It also makes recommendations to the board regarding compensation of independent trustees. The governance committee also functions as a nominating committee by making recommendations to the Board of Trustees regarding candidates for election as non-interested trustees. The governance committee looks to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of a Fund, search firms that are compensated for their services and other third-party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committee with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committee considers a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the committee’s charter. Any prospective candidate is interviewed by the trustees and officers, and references are checked. The governance committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committee for its consideration.

The Fund shareholder who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Trust’s Secretary, at the address of the Trust’s principal executive offices. The shareholder recommendation must include:

● the number and class of all shares of the Trust’s series owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

● a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

●  information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the committee to make such determination;

●  the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;

●  a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

●  the class or series and number of all shares of the Trust’s series owned of record or beneficially by the candidate, as reported by the candidate; and

●  such other information that would be helpful to the governance committee in evaluating the candidate.

The governance committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committee, the recommendation of such candidate will be deemed not properly submitted for consideration, and the governance committee is not required to consider such candidate.

Unless otherwise specified by the governance committee’s chairman or by legal counsel to the non-interested trustees, the Trust’s Secretary will promptly forward all shareholder recommendations to the governance committee’s chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committee is not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committee may dispose of the shareholder recommendation.

In addition to the above committees, there is a valuation designee, appointed by the Board of Trustees, comprised of officers of the Trust and employees of Calamos Advisors.

The following table identifies the number of meetings the Board of Trustees and each committee held during the fiscal period ended December 31, 2025:

NUMBER OF MEETINGS DURING FISCAL PERIOD ENDED December 31, 2025
Board	6
Executive Committee	0
Audit Committee	4
Governance Committee	3
Dividend Committee	12
Valuation Committee	4

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF TRUSTEES. The Board of Trustees is responsible for oversight of the Trust. The Trust has engaged Calamos Advisors to manage a Fund on a day-to-day basis. The Board of Trustees oversees Calamos Advisors and certain other principal service providers in the operations of the Fund. The Board of Trustees is currently composed of ten members, eight of whom are non-interested trustees. The Board of Trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board of Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board of Trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time to time to assist the Board of Trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to the Trust.

The chairman of the Board of Trustees is an “interested person” of the Trust (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos Advisors and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of the Trust. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for the board and committee meetings and facilitates communication among the Trust’s non-interested trustees. The trustees believe that the board’s leadership structure is appropriate given the characteristics and circumstances of the Trust, including but not limited to, the asset size of the funds, comprising the Trust overseen by the board, the nature and number of funds overseen by the board, the total number of trustees, the range of experience represented on the board and the board’s responsibilities. The trustees also believe that this structure facilitates the exercise of the Board of Trustees’ independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

The Board of Trustees, including the independent trustees, has unanimously concluded that, based on each trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a member of the Board. In making this determination, the Board of Trustees has taken into account the actual service of the trustees during their tenure in concluding that each should continue to serve. The Board of Trustees also has considered each trustee’s background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each trustee that led the Board of Trustees to conclude that he or she should serve as a trustee.

Each of Mses. Breen and Stuckey and Messrs. Calamos, Rybak, Toub, and Wennlund has served for multiple years as a trustee of the Trust. In addition, each of Mses. Breen and Stuckey and Messrs. Armstrong, Calamos, Koudounis, Rybak, Toub, and Wennlund has more than 25 years of experience in the financial services industry. Each of Mses. Breen and Stuckey and Messrs. Calamos, Koudounis, Phlegar, Rybak, Toub, and Wennlund has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Phlegar, Rybak, and Toub has earned a Masters of Business Administration degree.

RISK OVERSIGHT. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of a Fund, the Board of Trustees oversees risk through various regular board and committee activities. The Board of Trustees, directly or through its committees, reviews reports from, among others, Calamos Advisors, the Trust’s Compliance Officer, the Trust’s independent registered public accounting firm, outside legal counsel, and internal auditors of Calamos Advisors or its affiliates, as appropriate, regarding risks faced by a Fund and the risk management programs Calamos Advisors and certain service providers. The actual day-to-day risk management with respect to a Fund resides with Calamos Advisors and other service providers to a Fund. Although the risk management policies of Calamos Advisors and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect a Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board of Trustees or Calamos Advisors, its affiliates or other service providers.

TRUSTEE AND OFFICER COMPENSATION. The Trust does not compensate any of the trustees who are affiliated persons of Calamos Advisors. Although they are compensated, the non-interested trustees do not receive any pension or retirement benefits from the Trust. The following table sets forth the total compensation paid by the Trust during the periods indicated to each of the current trustees and officers compensated by the Trust.

NAME	ESTIMATED COMPENSATION FROM THE FUND(1) First Fiscal Year Ending 12/31/26	TOTAL COMPENSATION FROM CALAMOS FUNDS COMPLEX(2) 1/1/25 – 12/31/25
John P. Calamos, Sr.	$-	$-
John S. Koudounis*	$-	$-
Hugh P. Armstrong*	$439	$69,620
Virginia G. Breen	$458	$230,500
Jeffrey S. Phlegar*	$439	$69,620
William R. Rybak	$477	$240,500
Karen L. Stuckey	$439	$220,500
Christopher M. Toub	$516	$236,940	(3)
Lloyd A. Wennlund	$458	$230,500
Walter Kelly**	$707	$304,010

(1) Estimated compensation to be paid to the Independent Trustees for the Fund’s initial fiscal year ending December 31, 2026.

(2)   As of December 31, 2025, the Fund Complex consisted of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust, Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund, and Calamos Aksia Hedged Strategies Fund.

(3) Includes compensation received from the Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund, and Calamos Aksia Hedged Strategies Fund in the amount of $16,440. Such compensation is subject to a different compensation schedule and allocation.

* Messrs. Armstrong, Koudounis, and Phlegar were elected to the Board effective September 1, 2025.

** Mr. Kelly was designated as Chief Compliance Officer effective July 29, 2025.

The compensation paid to the non-interested trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $230,000 (increased as of January 1, 2026 from $210,000), with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee receives a meeting attendance fee of $7,000 for any special board meeting attended in person and $3,500 for any special board meeting attended by telephone.

Compensation paid to the non-interested trustees is allocated among the series of the Calamos Funds in accordance with a procedure determined from time to time by the board.

The Trust has adopted a deferred compensation plan for non-interested trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos Advisors and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his or her compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee’s deferred compensation account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in shares of one or more of the Funds as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. The Fund’s obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan.

The Fund had not yet publicly offered any Fund Shares for sale as of December 31, 2025. Accordingly, no trustee owned “beneficially” (within the meaning of that term as defined in Rule 16a-1(a)(2) under the 1934 Act) any Fund Shares of the Fund as of December 31, 2025. As of December 31, 2025, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“1934 Act”)) Fund Shares of all funds in a Fund Complex having values within the indicated dollar ranges.*

AGGREGATE DOLLAR RANGE OF SHARES OF ALL FUNDS IN THE FUND COMPLEX
John P. Calamos, Sr.(1)	Over $100,000
Virginia G. Breen	Over $100,000
William R. Rybak	Over $100,000
Karen L. Stuckey	Over $100,000
Christopher M. Toub	Over $100,000
Lloyd A. Wennlund	Over $100,000
John S. Koudounis(2)	Over $100,000
Hugh Armstrong(2)	None
Jeffrey Phlegar(2)	None

(1)  Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

(2) Messrs. Armstrong, Koudounis, and Phlegar were elected to the Board effective September 1, 2025.

No trustee who is not an “interested person” of the Trust owns beneficially or of record, any security of Calamos Advisors, CFS, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Calamos Advisors or CFS.

CODE OF ETHICS. Personnel of Calamos Advisors and Calamos Financial Services LLC (“CFS”), the Fund’s distributor, are permitted to make personal securities transactions, including transactions in securities that the Trust may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of the Trust and the Code of Ethics of Calamos Advisors and CFS. The Codes of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos Advisors and CFS personnel and the interests of investment advisory clients such as the Trust. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

Affiliates of Calamos Advisors and CFS, CAM, CILLC, Calamos Partners LLC (“CPL”), Calamos Family Partners, Inc. (“CFP”) and the owners of these affiliates, which include John P. Calamos, Sr. and members of his family (“Calamos Family”), may invest in and hedge investments made by them in products managed by Calamos Advisors to support the continued growth of our investment products and strategies, including investments to seed new products. Notwithstanding any provision to the contrary in the Code of Ethics, investments and corresponding hedging transactions made by Calamos Advisors, CFS, CAM, CILLC, CPL, CFP and the Calamos Family in Calamos products (excluding Closed-End Funds and ETFs) are not subject to restrictions of the Code of Ethics, such as the short-term trading ban. However, these hedging transactions are subject to pre-clearance by the Corporate Investment Committee. Calamos Advisors’ Chief Compliance Officer (“CCO”) and Funds’ CCO are copied in the approval process. In addition, these entities do not receive preferential treatment over clients. (They may, however, be traded together with discretionary client transactions.)

The General Counsel may approve additional strategies or instruments based on unusual market circumstances and on the determination that the transactions would not impact the broader market or conflict with any customer activity.

PROXY VOTING PROCEDURES. The Fund has delegated proxy voting responsibilities to Calamos Advisors, subject to the board of trustees’ general oversight. The Fund expects Calamos Advisors to vote proxies related to that Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. Calamos Advisors has adopted its own Proxy Voting Policies and Procedures (the “Policies”). The Policies address, among other things, conflicts of interest that may arise between the Funds’ interests, and the interests of Calamos Advisors and its affiliates.

The following is a summary of the Policies used by Calamos Advisors in voting proxies.

To assist it in voting proxies, Calamos Advisors has established a Proxy Review Committee (“committee”) comprised of representatives of its Portfolio Management (which may include portfolio managers and/or research analysts), Operations, and advisory, non-voting members from the Legal and Compliance Departments. The committee and/or its members will vote proxies using the following guidelines.

In general, if Calamos Advisors believes that a company’s management and board have interests sufficiently aligned with the Fund’s interest, Calamos Advisors will vote in favor of proposals recommended by the company’s management, including, but not by way of limitation, management’s recommendations on the election of directors but will consider both meeting attendance and number of boards each board member sits on when determining its vote. More specifically, Calamos Advisors seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Calamos generally prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors.

Calamos Advisors has assigned its administrative duties with respect to the proxy analysis and voting decisions to the “Proxy Group” (the Investment team - research analysts and portfolio management), and administrative processing to its Corporate Actions Group within the Operations Department. To assist it in analyzing proxies, Calamos subscribes to Glass Lewis, an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and voting recommendations. Glass Lewis facilitates the voting of each proxy by applying Calamos’ custom proxy voting rules (“proxy voting policy”) to the proposal(s). Any proxy proposal that is not covered by the proxy voting guidelines is reviewed and considered by Calamos’ Proxy Group and voted in accordance with that review. Calamos has two sets of custom proxy voting rules: environmental, social and governance (“Sustainable Strategies”) proxy voting rules, and non-Sustainable Strategies proxy voting rules.

Finally, Calamos Advisors has established procedures to help identify and resolve conflicts of interest that might arise when voting proxies for the Funds. Calamos will generally apply its proxy voting policy to proxy proposals regardless of whether a conflict has been identified. However, in these situations, the Proxy Group will refer the proxy proposal, along with the recommended course of action, if any, to the Proxy Review Committee or a subcommittee thereof (each, a “committee”) for evaluation. The committee will independently review the proposals and determine the appropriate action to be taken. The Corporate Actions Group will then memorialize the conflict(s) and the procedures used to address the conflict.

The Trust is required to file with the SEC on Form N-PX its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. The Trust’s proxy voting record for the most recent 12-month period ending June 30 will be available by August 31 of each year (1) on the SEC’s website at www.sec.gov, (2) on the Calamos Funds’ website at www.calamos.com, and (3) without charge, upon request, by calling 866.363.9219 or emailing caminfo@calamos.com.

You may obtain a copy of Calamos Advisors’ Policies by calling 866.363.9219, by emailing caminfo@calamos.com, or by writing Calamos Advisors at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS. The board of trustees, including a majority of the non-interested trustees, Calamos Advisors and CFS have adopted policies and procedures to govern the Fund’s disclosure of portfolio security holdings. The board of trustees considered the circumstances under which portfolio security holdings may be disclosed to different categories of persons and how to address actual and potential conflicts of interests between the interests of the Fund’s shareholders, on the one hand, and those of Calamos Advisors or CFS, on the other. After giving due consideration to such matters and after exercising their fiduciary duties and reasonable business judgment, the board of trustees, Calamos Advisors and CFS determined that the Fund has a legitimate business purpose for disclosing portfolio security holdings to the persons described in the policies and procedures, and that the policies and procedures are reasonably designed to ensure that disclosures of portfolio security holdings are not opposed to the best interests of shareholders and appropriately address the potential for material conflicts of interest.

Calamos Advisors and CFS carry out the policies and procedures governing disclosure of portfolio security holdings, and as such have access to information regarding portfolio security holdings on a daily basis and may disclose that information to the Fund’s service providers and other third parties only in accordance with the policies and procedures adopted by the board of trustees.

Disclosure to the Public. A complete list of portfolio security holdings as of the last business day of the preceding fiscal quarter may be disclosed no earlier than 30 days after the last business day of the previous calendar month.

A subset of the Fund’s security holdings, such as a top ten list or representative holdings as of the last business day of the preceding month, may be disclosed to any person the day after the subset is posted on the website, www.calamos.com.

Fund attribution, any information relating to the Fund’s portfolio characteristics, such as, but not limited to, industries or sectors within the Fund, income distributions, potential capital gains, beta, average weighted average, current yield, or SEC yield may be disclosed for any time period, after the last business day of such time period.

Based on an internal exception process and review of conflicts of interest, the Fund may publicly disclose whether an individual security is, or is not, owned by the Fund if the Fund determines that the disclosure is not opposed to the best interests of shareholders and any conflicts of interest are addressed. Such an exception shall be reported to the Fund’s board of trustees at the next scheduled meeting.

The Fund’s most current public portfolio holdings information may be found at www.calamos.com.

NON-PUBLIC DISCLOSURE

Disclosure to Rating and Ranking Agencies. A complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed to rating or ranking agencies, such as S&P, Moody’s, Morningstar, Inc. (“Morningstar”), and Lipper, Inc. (“Lipper”), no earlier than 30 days after the end of such quarter. Any non-public disclosure to rating or ranking agencies shall be made subject to a duty of confidentiality, including a duty not to trade on non-public information. As of December 31, 2025, the following rating or ranking agencies are provided portfolio security holdings information in connection with the above procedures: Standard & Poor’s Financial Services, Bloomberg LP, LSEG, Refinitiv, Morningstar, and FactSet Financial Research Systems, Inc.

Disclosure to Third Parties. Fund security holdings may be disclosed more frequently than described above to third parties, with little or no lag time, when the Fund has a legitimate business purpose for doing so. The frequency and lag time of such disclosure is based upon each party’s need for the information. Third parties include, but are not limited to, the Fund’s investment adviser, principal underwriter, custodian, transfer agent, administrator, Fund accounting agent, financial accounting agent, independent auditors, attorneys or such other selected third parties. As of December 31, 2025, the following parties receive non-public portfolio security holdings disclosure: Calamos Advisors, CFS, State Street Bank and Trust Company, Ernst & Young LLP, U.S. Bank Global Fund Services, Charles River Systems, Inc., Deloitte & Touche LLP, Ropes & Gray LLP, and Toppan Merrill. The third parties have a duty to keep the Fund’s non-public information confidential either through written contractual arrangements with the Fund or Calamos Advisors, or by the nature of their fiduciary duty with respect to the Fund, which includes a duty of confidentiality and a duty to refrain from trading on non-public information. The Fund may be harmed if the service providers breach any non-contractual duty to keep the Fund’s non-public information confidential as the Fund may have no contractual remedies or recourse against such breaching parties.

In addition, the Fund, Calamos Advisors, CFS and the Fund’s administrator and custodian may, for legitimate business purposes within the scope of their duties and responsibilities, disclose portfolio security holdings (whether a complete list of portfolio security holdings or a subset thereof) and other positions comprising the Fund’s assets to one or more broker-dealers or foreign custodians during the course of, or in connection with, normal day-to-day securities and derivative transactions with or through such broker-dealers or foreign custodians, subject to such broker-dealer’s obligation and/or foreign custodian’s fiduciary duty not to disclose or use material, non-public information concerning the Fund’s portfolio security holdings without the consent of the Fund or its agents. Any such disclosure must be approved in writing by Calamos Advisors’ General Counsel or, in his absence, the Trust’s Chief Compliance Officer.

Disclosures required by Applicable Law. The Fund, Calamos Advisors and CFS may disclose portfolio security holdings information of the Fund as may be required by applicable law, rule, regulation or court order. Any officer of the Fund, Calamos Advisors or CFS is authorized to disclose portfolio security holdings pursuant to these policies and procedures.

As part of the Fund’s compliance program under Rule 38a-1 under the 1940 Act, the Trust’s Chief Compliance Officer periodically will review or cause to be reviewed portfolio security holding disclosures in order to seek compliance with these policies and procedures. The board of trustees will oversee disclosures through the reporting of the Chief Compliance Officer.

The Fund, Calamos Advisors and CFS do not receive compensation or other consideration for the disclosure of portfolio security holdings.

INVESTMENT ADVISORY SERVICES

Investment management and administrative services are provided to the Fund by Calamos Advisors pursuant to an Investment Management Agreement (the “Agreement”) dated April 8, 2026. The Trust pays Calamos Advisors a fee accrued daily and paid monthly at the annual rate of 0.70% of average daily net assets. Calamos Advisors also furnishes office space, equipment and management personnel to the Trust. For more information, see the prospectus under “Management of the Fund.”

When a fund in the Calamos Family of Funds (an “Acquiring Fund”) invests in shares of another fund in the Calamos Family of Funds (an “Acquired Fund”), the portion of the Acquiring Fund’s advisory fee equal to the advisory fee payable to the Acquired Fund (based on average daily net assets invested) is waived.

Calamos Advisors is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. (“CAM”) is the sole manager of CILLC. As of December 31, 2025, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by Calamos Partners LLC (“CPL”) and Calamos Equity Partners LLC. CAM was owned by John P. Calamos, Sr. and John S. Koudounis, and CPL was owned by John S. Koudounis and Calamos Family Partners, Inc. (“CFP”). CFP was beneficially owned by members of the Calamos family, including John P. Calamos, Sr. In addition, Mr. Koudounis has the option to purchase a controlling interest in CPL upon the death or permanent disability of John P. Calamos, Sr., provided Mr. Koudounis is then serving as Chief Executive Officer of CAM and CILLC. John P. Calamos, Sr., is an affiliated person of the Fund and Calamos Advisors by virtue of his position as Chairman, Trustee and President of the Trust and Chairman and Global Chief Investment Officer (“Global CIO”) of Calamos Advisors. John S. Koudounis, Thomas P. Kiley, Thomas E. Herman, Erik D. Ojala, Stephen Atkins, Daniel Dufresne and Walter Kelly are affiliated persons of the Fund and Calamos Advisors by virtue of their positions as Trustee and Vice President; Vice President; Vice President and Chief Financial Officer; Vice President and Secretary; Treasurer; Vice President; and Chief Compliance Officer of the Trust; respectively, and as President and Chief Executive Officer; Senior Vice President and Chief Distribution Officer; Executive Vice President and Chief Financial Officer; Senior Vice President, General Counsel and Secretary; Senior Vice President and Head of Fund Administration; Executive Vice President and Chief Operating Officer; and Co-Chief Compliance Officer of Calamos Advisors, respectively.

The use of the name “Calamos” in the name of the Trust and in the name of the Fund is pursuant to licenses granted by Calamos Advisors, and the Trust has agreed to change the names to remove those references if Calamos Advisors ceases to act as investment adviser to the Fund.

EXPENSES. The Fund pays all its own operating expenses that are not specifically assumed by Calamos Advisors, including (i) fees of Calamos Advisors; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, Calamos Advisors or CFS; (iv) legal, audit, custodial and transfer agency fees and expenses; (v) fees and expenses related to the Fund’s organization and registration and qualification of the Fund and its shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; and (x) brokerage commissions and other transaction-related costs.

TEAM APPROACH TO MANAGEMENT

CALAMOS ADVISORS employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our Team of Teams approach.

This team of teams approach is further reflected in the composition of CALAMOS ADVISORS’ Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

● Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

● Promotes collaboration between teams; and

● Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

● Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

● Establish firm-wide secular and cyclical themes for review.

● Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

● Review firm-wide, portfolio and individual security liquidity constraints.

● Evaluate firm-wide and portfolio investment performance.

● Evaluate firm-wide and portfolio hedging policies and execution.

● Evaluate enhancements to the overall investment process.

Shaheen Iqubal and Jordan Rosenfeld are the Fund’s portfolio managers and are collectively referred to within this registration statement as “Portfolio Managers”. The Portfolio Managers have responsibility for allocating the portfolio across the market capitalization spectrum, sectors, and geographies within the portfolio’s eligible investment universe and for reviewing the overall composition of the portfolio to ensure compliance with its stated investment objective. The Portfolio Managers, in collaboration with other members of the Calamos Advisors investment teams, have the responsibility of overseeing the integration of the Fund’s investment approach and framework to ensure compliance with the Fund’s stated investment approach.

The Portfolio Managers also have responsibility for the day-to-day management of accounts other than a Fund. Information regarding these other accounts as of May 31, 2026 is set forth below.

Other Accounts Managed and Assets by Account Type as of May 31, 2026

	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS
Jordan Rosenfeld	40	$2,808,968,399	0	—	0	—
Shaheen Iqubal	6	$2,106,366,725	0	—	0	—

Number of Accounts and Assets for which Advisory Fee is Performance Based as of May 31, 2026.

	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS
Jordan Rosenfeld	0	—	0	—	0	—
Shaheen Iqubal	0	—	0	—	0	—

The Portfolio Managers may invest for their own benefit in securities held in brokerage and fund accounts. The information shown in the table does not include information about those accounts where the Portfolio Managers or members of their family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.

The Fund’s Portfolio Managers are responsible for managing both the Fund and other accounts, including separate accounts.

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades).

Each Portfolio Manager may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the Portfolio Manager or members of his family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.

The Fund’s Portfolio Managers are responsible for managing both the Fund and other accounts, including separate accounts and funds not required to be registered under the 1940 Act.

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades).

Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

As of December 31, 2025, Messrs. Iqubal and Rosenfeld receive all of their compensation from Calamos Advisors. Compensation for portfolio management team members includes a competitive base salary, and an annual cash bonus (driven by investment, company, and individual performance). Portfolio managers are also eligible for Calamos Advisors’ Long-Term Incentive (“LTI”) program, which is an incentive award vesting over time that reflects appreciation and depreciation in the value of both the funds managed by such professional and the company generally. LTI awards vest on a three-year schedule (25% on or about the first anniversary of the award grant, 25% on or about the second anniversary of the award grant, and 50% on or about the third anniversary of the award grant). Each investment team LTI award will be allocated as follows: (i) 33.3% to track the value of the associate’s managed strategies, (ii) 33.3% to track the Calamos strategy of the associate’s choice, and (iii) 33.3% to track the value of the firm; all over the vesting period.

The existence of these separate asset or fee-based payments could create a conflict of interest with regard to each portfolio manager’s allocation of investment opportunities among the accounts for which they act as portfolio manager. Calamos Advisors maintains policies and procedures reasonably designed to mitigate such conflicts of interest.

This compensation structure considers annually the performance of the various strategies managed by the portfolio managers, among other factors, including, without limitation, the overall performance of the firm. The Fund had not yet publicly offered any Fund Shares for sale prior to the date of this SAI. Accordingly, the Portfolio Managers do not own any Portfolio Shares as of the date of this SAI.

PURCHASING AND REDEEMING SHARES

Shares of the Fund may not be purchased or redeemed directly by individual Variable Contract owners. Purchases and redemptions are discussed in the prospectus. The Fund may suspend the right of redemption during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of the Fund’s securities or valuation of the net assets of the Fund not reasonably practicable.

Because shares of the Fund are offered to separate accounts supporting variable annuity contracts and separate accounts supporting variable life insurance contracts, a potential for certain conflicts may exist between the interests of owners of variable annuity contracts and owners of variable life insurance contracts. Likewise, in the event that shares of the Fund are offered to qualified pension and retirement plans, a potential for certain conflicts may exist between the interest of variable annuity contract owners, variable life insurance contract owners and plan participants. The Trust does not currently foresee any disadvantage to owners of either variable annuity contracts or variable life insurance contracts arising from the fact that shares of the Fund might be held by such entities. The Trust’s board of trustees, however, will monitor the Fund in order to identify any material irreconcilable conflicts of interest that may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

ANTI-MONEY LAUNDERING COMPLIANCE

The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may request additional information to verify a shareholder’s identity. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholders that it has taken the actions described above. The Participating Insurance Companies must also comply with anti-money laundering laws. Please refer to your insurance company contract or insurance product prospectus for details on additional anti-money laundering procedures that may apply to your account.

NET ASSET VALUE

The Fund’s share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. The NYSE is regularly closed on New Year’s Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund’s NAV per share is calculated in accordance with Rule 22c-1 of the 1940 Act by dividing the pro rata share of the value of all of the securities and other assets of the Fund, less its liabilities, by the number of Fund shares outstanding. When shares are purchased or sold, the order is processed at the next NAV that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Fund may invest in securities that are primarily listed on foreign exchanges and trade on days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. To the extent circumstances prevent the use of the primary calculation methodology previously described, the Adviser may use alternative methods to calculate the NAV.

VALUATION PROCEDURES

The Trust’s board of trustees, including a majority of the Trustees who are not “interested persons” of the Trust, have designated Calamos Advisors to perform fair valuation determinations related to all Fund investments under the oversight of the board. As “valuation designee” Calamos Advisors has adopted procedures to guide the determination of the NAV on any day on which the Fund’s NAVs are determined. The valuation of the Fund’s investments is in accordance with these procedures. Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the OCC is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed-income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the valuation designee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the valuation designee.

The Fund also may use fair value pricing, pursuant to guidelines adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

REDEMPTION-IN-KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of liquid securities. If a redemption is made in-kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

DISTRIBUTOR

CFS, a broker-dealer, serves as distributor for the Fund, subject to change by a majority of the “non-interested” trustees at any time. CFS is located at 2020 Calamos Court, Naperville, Illinois 60563-1493. CFS is an indirect subsidiary of CAM. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Fund without any charge to the Fund or Participating Insurance Companies or Retirement Plans purchasing the Fund’s shares. However, each Variable Contract imposes its own charges and fees on owners of the Variable Contract and may impose such charges on participants in a Retirement Plan. CFS is also responsible for all expenses incurred in connection with its performance of services for the Fund, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS has the exclusive right to distribute shares of the Fund and the shares are offered on a continuous basis. The obligation of CFS is an agency or “best efforts” arrangement, which does not obligate CFS to sell any stated number of shares.

12b-1 Plan. The Board has adopted a distribution and service plan (“Distribution and Service Plan”) pursuant to Rule 12b-1 under the Investment Company Act (“Plan”). In accordance with its Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities provided by CFS.

The Plan compensates CFS for expenses incurred for the purpose of financing any activity that is primarily intended to result in the sale of Class II shares of the Fund. Such activities include, but are not limited to, the following: printing and distributing prospectuses and reports used for sales purposes, preparing and distributing sales literature (and any related services), advertisements, and other distribution- related services permitted by Rule 12b-1.

The Plan obligates the Fund to pay CFS the full amount of the distribution and service fees reflected on the schedules to the Plan. Thus, even if CFS’ actual expenses exceed the fee payable to CFS at any given time, the Fund will not be obligated to pay more than that fee. If CFS’ expenses are less than the fee it receives, CFS will retain the full amount of the fee. No provision of this Distribution Plan shall be interpreted to prohibit any payments by the Trust during periods when the Trust has suspended or otherwise limited sales. Payments pursuant to the Plan are subject to any applicable limitations imposed by rules of the Financial Industry Regulatory Authority (FINRA).

CFS may from time to time waive or reduce any portion of its 12b-1 fee for Class II shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, CFS will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.

CFS has entered into agreements with Participating Insurance Companies and other financial intermediaries to provide the distribution services in furtherance of the Plan. Currently, CFS pays Participating Insurance Companies and others at the annual rate of 0.25% of average daily net assets of Class II shares attributable to the Contracts issued by the Participating Insurance Company as compensation for providing such distribution services. CFS does not act as principal, but rather as agent for the Funds, in making distribution service payments. These payments are an obligation of the Fund and not of CFS.

In addition, if the payment of management fees by the Fund is deemed to be indirect financing by the Fund of the distribution of its Fund Shares, such payment is authorized by the Plan. Calamos Advisors may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund Shares. Calamos Advisors may pay amounts to third parties for distribution or marketing services on behalf of the Fund.

As required by Rule 12b-1, the Plan was approved by a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Rule 12b-1 Trustees”). In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit each Class II class shares of the Fund and its respective shareholders by, among other things, providing broker-dealers with an incentive to sell additional shares of the Trust, thereby helping to satisfy the Trust’s liquidity needs and helping to increase the Trust’s investment flexibility.

Unless terminated earlier in accordance with its terms, the Plan continues from year to year as long as such continuance is specifically approved, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. The Plan requires CFS to provide the Board at least quarterly with a written report of the amounts expended pursuant to the Distribution Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with their decisions with respect to the Plan. A Plan may be terminated at any time in whole or with respect to the Fund or Class II shares by the vote of a majority of the Rule 12b-1 Trustees or, with respect to the Class II shares, by the vote of a majority of the outstanding voting securities of the Class II shares.

Any amendment to the Plan that would increase materially the distribution expenses paid by the Class II shares requires shareholder approval. No material amendment to the Plan may be made unless approved by the affirmative vote of a majority of the Rule 12b-1 Trustees cast at a meeting called for the purpose of voting upon such amendment.

CFS has an Incentive Plan (the “Plan”) covering its Intermediary Sales Department. Generally, CFS markets and sells shares of the Calamos Family of Funds to financial advisors, who in turn may recommend that investors purchase shares of a Fund. The Plan is an incentive program that combines discretionary quarterly bonuses with a discretionary annual bonus sales performance and other discretionary factors. Incentive compensation may differ for each Fund and is subject to change depending on certain criteria considered by CFS. The Plan creates a potential conflict of interest in that it creates an incentive for the Intermediary Sales Department members to sell one Fund over another. CFS’ Compliance Department monitors sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan.

PORTFOLIO TRANSACTIONS

Calamos Advisors is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions.

Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price the Fund pays usually includes an undisclosed dealer commission or mark-up. For securities purchased in an underwritten offering, the price the Fund pays includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, Calamos Advisors uses its best efforts to obtain for the Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos Advisors considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

In allocating the portfolio brokerage transactions to unaffiliated broker-dealers, Calamos Advisors may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. Although Calamos Advisors believes these services have substantial value, they are considered supplemental to Calamos Advisors’ own efforts in performing its duties under the management agreement.

Calamos Advisors does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Calamos Advisors does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Calamos Advisors has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Calamos Advisors with research or brokerage services, as permitted under Section 28(e) of the Exchange Act. CCAs allow Calamos Advisors to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Calamos Advisors are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Calamos Advisors and such research may not necessarily be used by Calamos Advisors in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services.

As permitted by Section 28(e) of the 1934 Act, Calamos Advisors may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if Calamos Advisors believes the amount to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos Advisors may indirectly benefit from the availability of these services to Calamos Advisors, and the Fund may indirectly benefit from services available to Calamos Advisors as a result of research services received by Calamos Advisors through transactions for other clients. In addition, Calamos Advisors may execute portfolio transactions for the Fund, to the extent permitted by law, through broker-dealers affiliated with the Fund, Calamos Advisors, CFS, or other broker-dealers distributing shares of the Fund if it reasonably believes that the combination of price and execution is at least as favorable as with unaffiliated broker-dealers, and in such transactions any such broker-dealer would receive brokerage commissions paid by the Fund.

In certain cases, Calamos Advisors may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Calamos Advisors makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos Advisors personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos Advisors through brokerage commissions generated by transactions of its clients, including the Fund. Calamos Advisors pays the provider in cash for the non-research portion of its use of these products or services.

Because the Fund had not commenced operations as of December 31, 2025, no portfolio transaction information is provided.

TAXATION

The following is only a summary of certain U.S. federal income tax considerations. This summary is based on the Code, U.S. Treasury regulations, and other applicable authority, each as in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect. The summary is not intended to present a detailed or complete explanation of all aspects of U.S. federal income taxation or as a substitute for careful tax planning.

Investors are urged to consult their tax advisors with specific reference to their own tax situations and on any specific question of federal, state, local, foreign and other applicable tax law before investing in the Fund.

SHARES OF THE FUND ARE OFFERED TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES THAT FUND VARIABLE CONTRACTS AND MAY BE OFFERED TO CERTAIN RETIREMENT PLANS. SEE THE DISCLOSURE DOCUMENTS FOR THE VARIABLE CONTRACTS OR THE PLAN DOCUMENTS (INCLUDING THE SUMMARY PLAN DESCRIPTION) FOR THE RETIREMENT PLANS FOR A DISCUSSION OF THE SPECIAL TAXATION OF INSURANCE COMPANIES WITH RESPECT TO THE SEPARATE ACCOUNTS AND THE VARIABLE CONTRACTS, AND THE HOLDERS THEREOF, OR THE SPECIAL TAXATION OF RETIREMENT PLANS AND THE PARTICIPANTS THEREIN.

The discussion below is generally based on the assumption that Fund shares issued to Participating Insurance Company separate accounts will be respected as owned by them. If this were not the case, holders of Variable Contracts funded by such separate accounts would be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, under applicable U.S. federal income tax rules that may not be described herein. Shareholders of the Fund will consist of Participating Insurance Company separate accounts or Retirement Plans; as a result, no attempt is made herein to describe the federal tax considerations for other types of shareholders.

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such, so as not to be subject to U.S. federal income tax on its net investment income and capital gain that it distributes to shareholders in a timely manner in the form of dividends (including capital gain dividends).

The Fund must meet several requirements to qualify for the special tax treatment accorded regulated investment companies and their shareholders. These requirements include the following: (1) at least 90% of the Fund’s gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in “qualified publicly traded partnerships”; (2) diversify its holdings so that, at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (i) in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (3) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

To permit shareholders to qualify for “look-through” treatment pursuant to Section 817(h) of the Code, the only shareholders of the Fund will be insurance companies, their separate accounts that fund variable insurance contracts and, subject to the satisfaction of certain conditions, the trustees of a qualified pension or retirement plan. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

The Fund intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations issued thereunder on certain insurance company separate accounts. These requirements limit the percentage of its total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a RIC owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that RIC, these diversification requirements are imposed on the assets of the Fund, and are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code described above.

Specifically, the regulations provide that, except as permitted by the “safe harbor” described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs.

Failure by the Fund to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.

Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

In order to comply with the current or future requirements of Section 817(h) (or related provisions of the Code), the Trust may be required, among other things, to alter the investment objectives of the Fund. No such change of investment objectives will take place without notice to the shareholders of the Fund, the approval of a majority of the outstanding voting shares, and the approval of the Commission, to the extent legally required.

The IRS has indicated that a degree of investor control over the investment options underlying a Variable Contract may interfere with the tax-deferred treatment of such Variable Contracts. The Treasury Department has issued rulings addressing the circumstances in which a Variable Contract holder’s control of the investments of the separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the holder’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company’s investment strategies are sufficiently broad to prevent a Variable Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. The Fund has an investment objective and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Variable Contract holder has an impermissible level of investor control over a separate account. Variable Contract holders should consult with the insurance company that issued their Variable Contract and their own tax advisors, as well as the prospectus relating to their particular Variable Contract, for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of the Fund as described above, including retroactively. In addition, there can be no assurance that the Fund will be able to continue to operate as currently described, or that the Fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Variable Contract owners to be considered the owners of the shares of the Fund. The investment policies of the Fund may be modified as necessary to prevent any prospective rulings, regulations, or legislative change from causing contract owners to be considered the owners of the shares of the Fund.

Rules governing the tax aspects of swap agreements, Box Spreads, and other derivative instruments are not entirely clear in certain respects. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax, and may affect whether the Fund has met the Section 817(h) diversification requirements described above.

The Fund’s investment in foreign securities or currencies may subject it to withholding or other taxes imposed by foreign countries. The investment yield of the Fund will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. Equity investments in certain passive foreign investment companies may subject the Fund to U.S. federal income tax and interest charges, and the investment yield of the Fund will be reduced by these tax and interest charges. Shareholders will bear the cost of these tax and interest charges, but will not be able to claim a deduction for these amounts.

If the Fund invests in a Subsidiary, such Subsidiary is expected to be a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes, in which the Fund will be a U.S. Shareholder. If the Fund is a U.S. Shareholder of a CFC, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC. Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Subsidiary may be required to sell investments in order to make cash payments to the Fund, including at a time when it may be disadvantageous to do so.

In addition, if any income earned by a Subsidiary were treated as “effectively connected” with the conduct of a trade or business in the United States (effectively connected income or “ECI”), such income would be subject to both a so-called “branch profits tax” and a U.S. federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, a Subsidiary were to earn ECI in connection with its direct investment activities, a portion or all of the Subsidiary’s income would be subject to these U.S. taxes. The Fund expects that if it invests in a Subsidiary, in general, the activities of the Subsidiary will be conducted in such a manner that it will not be treated as engaged in a U.S. trade or business, but there can be no assurance that the entity will not recognize any effectively connected income. The imposition of U.S. taxes on ECI could significantly reduce shareholders’ returns on their investments in the Fund.

Under Treasury regulations, subpart F inclusions included in the Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies. If the Fund were to fail to meet the income, diversification or distribution test applicable to RICs described above and in this SAI, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, thereby reducing the yield on an investment in the Fund. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for treatment as a regulated investment company, and furthermore, if the Fund failed to qualify as a RIC for any taxable year, such failure could cause an insurance company separate account invested in the Fund to fail to satisfy the separate diversification requirements described above, with the result that the contracts supported by that account would no longer be eligible for tax deferral such that owners of Variable Contracts supported by the Fund would be required to include in ordinary income any income accrued under their Variable Contracts for the current and all prior taxable years and would thereby lose the benefit of tax deferral.

Accordingly, compliance with the above rules is carefully monitored by Calamos Advisors and it is intended that the Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return achieved by the Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what Calamos Advisors might otherwise believe to be desirable.

CERTAIN SHAREHOLDERS

As of the date of this statement of additional information, the Fund is a new fund without outside shareholders who own beneficially (as determined in accordance with Rule 13d-3 under the US Securities and Exchange Act of 1934, as amended) 5% or more of the outstanding shares of the Fund.

PAYMENTS TO INTERMEDIARIES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Fund and the Advisor. The Fund and its related companies, including Calamos Advisors, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services,and the insurance companies may benefit more from offering the Fund as an investment option in the Contracts than offering other funds. The benefits to the insurance companies of offering the Fund over other funds and these payments may be factors that the insurance companies consider in including the Fund as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Calamos Advisors and its affiliates, from their own resources, may make payments to certain intermediaries for administrative, marketing or distribution services. These payments do not increase the amount paid by you or the Funds, as they are paid from the legitimate profits from these entities in what is generally referred to as “revenue sharing.” For instance, Calamos Advisors and its affiliates may make payments to a Participating Insurance Company for services based on the value of the shares of the portfolio held by accounts of that company.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), 1 Iron Street, Boston, Massachusetts, 02110, is the custodian for the Fund’s assets. The custodian is responsible for holding all of the Fund’s cash and securities, directly or through a book entry system, delivering and receiving payment for securities sold by the Fund, receiving and paying for securities purchased by the Fund, collecting income from investments of the Fund and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by the Fund, payment of dividends or payment of expenses of the Fund.

U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201, serves as a transfer agent and dividend paying agent for the Fund.

SECURITIES LENDING

The board has approved the Fund’s participation in a securities lending program. Under the securities lending program, the Fund has retained its custodian, State Street, to serve as the Fund’s securities lending agent. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The board of trustees periodically reviews information on the Fund’s securities lending program.

State Street, acting as agent for the Fund, will provide the following services to the Fund in connection with the Fund’s securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Fund; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Fund from borrowers; (vii) negotiating the terms of each loan of securities, including, but not limited to, the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the State Street Securities Lending Agreement ; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; (x) monitoring dividend activity; (xi) material proxy votes relating to loaned securities as well as recall of securities on loan for Fund to vote proxies; (xii) arranging for return of loaned securities to the Fund at loan termination; and (xiii) preparation of and modification to ancillary lending documents.

Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund’s securities must deposit acceptable collateral with the Fund’s custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends.

Acceptable collateral is limited to cash, U.S. government securities, including obligations issued or guaranteed by its agencies or instrumentalities, U.S. mortgage backed securities, U.K. government securities, Eurozone government securities and irrevocable letters of credit that meet certain guidelines. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned.

The Fund may reinvest any cash collateral in money market investments or other investments subject to guidelines approved by the Adviser and the board of trustees. The cash collateral investments are not guaranteed, and may lose money. The Fund retains authority to terminate any of its loans at any time. The Fund may terminate a loan and regain record ownership of loaned securities to exercise ownership rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund’s interest.

In the event of bankruptcy or other default of the borrower, the Fund may be unable to recover the loaned securities or could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period. The Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

The net securities lending revenue is shared by the lending agent and the Fund. The securities lending revenue “split” between the Fund and the lending agent was determined based on the Adviser’s review of competitive industry information. The Adviser and the board will periodically review the “split” between the lending agent and the Fund.

FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT

The Fund has an agreement with Ernst & Young LLP (“EY”) located at 155 N. Wacker Drive, Chicago, IL 60606 to provide certain tax services. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of the Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company” status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Fund’s holdings.

Under the arrangements with State Street located at 1 Iron Street, Boston, MA 02110 to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Fund. The Fund has also entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Fund. These services include: monitoring the calculation of expense accrual amounts for the Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for the Fund; preparing financial reporting statements for the Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, an independent registered public accounting firm, is the Trust's independent auditor and is located at 111 South Wacker Drive, Chicago, Illinois, 60606. Deloitte & Touche LLP audits and reports on the Portfolio's annual financial statements and performs audit, audit-related and other services when approved by the Trust's audit committee.

SHAREHOLDER INFORMATION

Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. As of the date of this Statement of Additional Information, the Trust has one series in operation. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series.

The Fund’s shares are entitled to participate pro rata in any dividends and other distributions declared by the Trust’s board of trustees with respect to shares of the Fund. All shares of the Fund have equal rights in the event of liquidation of the Fund.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust’s obligations. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Fund, which are binding only on the assets and property of the Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Fund’s assets of all losses and expenses of any Fund shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, because it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

VOTING RIGHTS

Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer variable contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to matters to be voted upon. The separate prospectuses describing the Variable Contracts include additional disclosure of how contract holder voting rights are computed.

FINANCIAL STATEMENTS

Because the Fund has not yet commenced operations, financial statements are not yet available for the Fund. Deloitte & Touche LLP will audit a Fund’s annual financial statements once the Fund becomes operational. A copy of the Fund’s Annual Report, once available, may be obtained upon request and without charge by writing or by calling the Fund at 1-866-363-9219.

APPENDIX—DESCRIPTION OF RATINGS

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Calamos Advisors believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and S&P Global Ratings, a division of The McGraw-Hill Companies (“S&P Global”).

MOODY’S GLOBAL SHORT-TERM RATING SCALE

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

MOODY’S GLOBAL LONG-TERM RATING SCALE

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

S&P SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the rating indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund’s fiscal year-end.

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

S&P LONG-TERM ISSUE CREDIT RATINGS*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

● The likelihood of payment — the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

● The nature and provisions of the financial obligation, and the promise we impute; and

● The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P Global. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR—This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Ratings

S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

PART C OTHER INFORMATION

ITEM 28. EXHIBITS

(a)(1)	Third Amended and Restated Agreement and Declaration of Trust, dated August 19, 2025 (15).

(b)	Amended and Restated Bylaws, dated September 22, 2015 (9).

(c)	See Articles IV and V of Exhibit (a)(1), above.

(d)(1)	Management Agreement with Calamos Asset Management, Inc. dated May 1, 1999 (2).

(d)(2)	Notification of Additional Funds, dated April 8, 2026, pursuant to Management Agreement, dated as of May 1, 1999 (filed herewith).

(e)	Distribution Agreement with Calamos Financial Services, Inc. dated May 1, 1999 (2).

(f)	None

(g)(1)	Master Custodian Agreement with State Street Bank and Trust Company, dated September 11, 2009 (6).

(g)(2)	Notification of Additional Funds, dated December 12, 2023, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (12).

(g)(3)	Notification of Additional Funds, dated April 24, 2024, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (13).

(g)(4)	Notification of Additional Funds, dated May 29, 2024, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (13).

(g)(5)	Notification of Additional Funds, dated July 1, 2024, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (13).

(g)(6)	Notification of Additional Funds, dated August 26, 2024, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (13).

(g)(7)	Notification of Additional Funds, dated September 25, 2024, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (13).

(g)(8)	Notification of Additional Funds, dated November 6, 2024, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (13).

(g)(9)	Notification of Additional Funds, dated January 24, 2025, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (13).

(g)(10)	Notification of Additional Funds, dated June 18, 2025, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (15).

(g)(11)	Notification of Additional Funds, dated September 19, 2025, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (15).

(g)(12)	Notification of Additional Funds, dated October 23, 2025, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (15).

(g)(13)	Amendment dated February 26, 2026, to Master Custodian Agreement dated September 11, 2009, effective January 1, 2026 (filed herewith).

(g)(14)	Notification of Additional Funds, dated April 15, 2026 pursuant to Master Custodian Agreement, dated as of September 11, 2009 (filed herewith).

(g)(15)	Notification of Additional Funds, dated June 12, 2026 pursuant to Master Custodian Agreement, dated as of September 11, 2009 (filed herewith).

(h)(1)	Master Services Agreement, dated as of March 15, 2004, with State Street Bank and Trust Company (3).

(h)(2)	Notification of Additional Funds, dated April 24, 2024, pursuant to Master Services Agreement, dated as of March 15, 2004 (13).

(h)(3)	Notification of Additional Funds, dated May 29, 2024, pursuant to Master Services Agreement, dated as of March 15, 2004 (13).

(h)(4)	Notification of Additional Funds, dated July 1, 2024, pursuant to Master Services Agreement, dated as of March 15, 2004 (13).

(h)(5)	Notification of Additional Funds, dated August 26, 2024, pursuant to Master Services Agreement, dated as of March 15, 2004 (13).

(h)(6)	Notification of Additional Funds, dated September 25, 2024, pursuant to Master Services Agreement, dated as of March 15, 2004 (13).

(h)(7)	Notification of Additional Funds, dated November 6, 2024, pursuant to Master Services Agreement, dated as of March 15, 2004 (13).

(h)(8)	Notification of Additional Funds, dated January 24, 2025, pursuant to Master Services Agreement, dated as of March 15, 2004 (13).

(h)(9)	Notification of Additional Funds, dated June 18, 2025, pursuant to Master Services Agreement, dated as of March 15, 2004 (15).

(h)(10)	Notification of Additional Funds, dated September 19, 2025, pursuant to Master Services Agreement, dated as of March 15, 2004 (15).

(h)(11)	Notification of Additional Funds, dated October 23, 2025, pursuant to Master Services Agreement, dated as of March 15, 2004 (15).

(h)(12)	Notification of Additional Funds, dated June 12, 2026 pursuant to Master Services Agreement, dated as of March 15, 2004 (filed herewith).

(h)(13)	Letter Agreement, dated October 31, 2004, with State Street Bank and Trust Company (3).

(h)(14)	Letter Agreement, dated March 31, 2006, with State Street Bank and Trust Company (3).

(h)(15)	Notification of Additional Funds, dated December 12, 2023, pursuant to Master Services Agreement, dated as of March 15, 2004 (12).

(h)(16)	Second Amended and Restated Transfer Agent Servicing Agreement by and among Calamos Investment Trust, Calamos Advisors Trust and U.S. Bancorp Fund Services, LLC dated October 31, 2022 (11).

(h)(17)	First Amendment to the Second Amended and Restated Transfer Agent Servicing Agreement by and among Calamos Investment Trust, Calamos Advisors Trust, Calamos Antetokounmpo Sustainable Equities Trust and U.S. Bancorp Fund Services, LLC, dated September 28, 2023 (12).

(h)(18)	Second Amendment to the Second Amended and Restated Transfer Agent Servicing Agreement by and among Calamos Investment Trust, Calamos Advisors Trust, Calamos Antetokounmpo Sustainable Equities Trust and U.S. Bancorp Fund Services, LLC, dated September 1, 2025 (15).

(h)(19)	Use of Name Agreement, dated May 1, 1999 (1).

(h)(20)	Advisory Fee Waiver Agreement, dated September 21, 2007, with Calamos Advisors LLC (4).

(h)(21)	Advisory Fee Waiver Agreement, dated June 12, 2026 with Calamos Advisors LLC (filed herewith).

(h)(22)	Expense Limitation Agreement, dated April 8, 2026 (filed herewith).

(h)(23)	Administration Agreement, effective November 1, 2018, with State Street Bank and Trust Company (9).

(h)(24)	Amendment, dated January 25, 2023, to Administration Agreement, effective November 1, 2018, with State Street Bank and Trust Company (11).

(h)(25)	Amendment, dated October 3, 2023, to Administration Agreement, effective November 1, 2018, with State Street Bank and Trust Company (12).

(h)(26)	Notification of Additional Registrant, dated October 31, 2022, pursuant to Administration Agreement, effective November 1, 2018 (11).

(h)(27)	Notification of Additional Registrant, dated December 21, 2022 and effective January 1, 2023, pursuant to Administration Agreement, effective November 1, 2018 (11).

(h)(28)	Notification of Additional Funds, dated January 4, 2024, pursuant to Administration Agreement, effective November 1, 2018 (12).

(h)(29)	Notification of Additional Funds, dated April 24, 2024, pursuant to Administration Agreement, effective November 1, 2018 (13).

(h)(30)	Notification of Additional Funds, dated May 29, 2024, pursuant to Administration Agreement, effective November 1, 2018 (13).

(h)(31)	Notification of Additional Funds, dated July 1, 2024, pursuant to Administration Agreement, effective November 1, 2018 (13).

(h)(32)	Notification of Additional Funds, dated August 26, 2024, pursuant to Administration Agreement, effective November 1, 2018 (13).

(h)(33)	Notification of Additional Funds, dated September 25, 2024, pursuant to Administration Agreement, effective November 1, 2018 (13).

(h)(34)	Notification of Additional Funds, dated November 6, 2024, pursuant to Administration Agreement, effective November 1, 2018 (13).

(h)(35)	Notification of Additional Funds, dated January 24, 2025, pursuant to Administration Agreement, effective November 1, 2018 (13).

(h)(36)	Notification of Additional Funds, dated June 18, 2025, pursuant to Administration Agreement, effective November 1, 2018 (15).

(h)(37)	Notification of Additional Funds, dated September 19, 2025, pursuant to Administration Agreement, effective November 1, 2018 (15).

(h)(38)	Notification of Additional Funds, dated October 23, 2025, pursuant to Administration Agreement, effective November 1, 2018 (15).

(h)(39)	Amendment dated February 26, 2026, to Administration Agreement dated November 1, 2018 effective January 1, 2026 (filed herewith).

(h)(40)	Notification of Additional Funds dated April 15, 2026 pursuant to Administration Agreement, effective November 1, 2018 (filed herewith).

(h)(41)	Notification of Additional Funds, dated June 12, 2026 pursuant to Administration Agreement, effective November 1, 2018 (filed herewith).

(h)(42)	Master Services Agreement, effective as of October 16, 2023, with Ernst & Young LLP (12).

(h)(43)	Amendment to Amended Master Services Agreement dated October 31, 2022 with Ernst & Young LLP to add CASET (11).

(h)(44)	Amendment to Amended Master Services Agreement dated November 17, 2022 with Ernst & Young LLP to add Calamos ETF Trust (11).

(i)	Opinion and Consent of Ropes & Gray LLP (filed herewith).

(j)	None.

(k)	None

(l)	Subscription Agreement (1).

(m)	Distribution Plan effective as of April 8, 2026 (filed herewith).

(n)	Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, dated April 8, 2026 (filed herewith).

(o)	[Item Omitted]

(p)	Code of Ethics and Insider Trading Policy of Registrant, its investment adviser, distributor and affiliated entities, dated April 8, 2026 (15).

(q)(1)	Powers of Attorney (12).

(q)(2)	Powers of Attorney for Messrs. Koudounis, Armstrong, and Phelgar (14).

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on March 26, 1999.
(2)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrants’ Registration Statement on Form N-1A filed April 27, 2001.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A filed April 26, 2006.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A filed April 30, 2008.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A filed April 30, 2009.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed April 30, 2010.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A filed April 24, 2014.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed April 18, 2018.
(9)	Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed April 16, 2019.
(10)	Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed April 14, 2022.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed April 13, 2023.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed April 11, 2024.
(13)	Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A filed April 9, 2025.
(14)	Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A filed April 8, 2026.
(15)	Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A filed April 10, 2026.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

As of March 31, 2026, 75% of Registrant’s shares were owned by Kansas City Life Insurance Company, a stock life insurance company domiciled in Missouri, and its separate investment accounts, “Kansas City Life Variable Annuity Separate Account” and “Kansas City Life Variable Life Separate Account.” The purchasers of insurance contracts and annuity contracts issued in connection with such accounts will have the right to instruct Kansas City Life with respect to the voting of the Registrant’s shares held by the separate accounts.

ITEM 30. INDEMNIFICATION

Article VI of the agreement and declaration of trust of Registrant (exhibit (a) to this registration statement, which is incorporated herein by reference) provides that the Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a trustee or officer, director or trustee, except with respect to any matter as to which it has been determined in one of the manners described below, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”).

A determination that a Covered Person is not entitled to indemnification due to Disabling Conduct may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of trustees who are neither “interested persons” of the Trust as defined in section 2 (a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under Article VI of the agreement and declaration of trust and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Party ultimately will be found entitled to indemnification.

The Registrant, its trustees and officers, its investment adviser, the other investment companies advised by the adviser and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The information in the statement of additional information under the captions “Management — Trustees and Officers” and “Investment Advisory Services” is incorporated by reference.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Calamos Financial Services LLC (“CFS”) serves as principal underwriter for Calamos Investment Trust, Calamos Advisors Trust, Calamos Antetokounmpo Sustainable Equities Trust, Calamos ETF Trust, and Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund, and Calamos Aksia Hedged Strategies Fund.

(b)	Information on the officers of CFS is set forth below. CFS does not have any directors. The principal business address for all named individuals, except Messrs. Kiley and Ojala, is 2020 Calamos Court, Naperville, Illinois 60563. The principal business address for Mr. Kiley is 50 Rockefeller Plaza, Suite 1600, New York, New York 10020, and the principal business address for Mr. Ojala is 215 North Peoria Street, Chicago, Illinois 60607.

Name	Positions and Offices with Underwriter	Positions with Registrant
John S. Koudounis	President and Chief Executive Officer	Trustee and Vice President
Thomas P. Kiley III	Principal Executive Officer and Chief Distribution Officer	Vice President
Daniel Dufresne	Executive Vice President, Chief Operating Officer	Vice President
Christian A. Helmetag	Principal Financial Officer and Principal Operations Officer	None
Erik D. Ojala	General Counsel, Chief Compliance Officer and Secretary	Vice President and Secretary

(c)	There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

All such accounts, books and other documents are maintained (i) at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Calamos Advisors LLC, and Calamos Financial Services LLC, the Registrant’s principal underwriter, 2020 Calamos Court, Naperville, Illinois 60563, (ii) at the offices of the custodian, State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, or (iii) at the offices of the transfer agent, U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

ITEM 34. MANAGEMENT SERVICES

None

ITEM 35. UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Naperville and State of Illinois, on the 22nd day of June, 2026.

CALAMOS ADVISORS TRUST

By:	/s/ John P. Calamos, Sr.
John P. Calamos, Sr.
Trustee and President

Pursuant to the requirements of the 1933 Act, Post-Effective Amendment No. 42 has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ John P. Calamos, Sr.	Trustee and President	June 22, 2026
John P. Calamos, Sr.	(principal executive officer)

/s/ John S. Koudounis**	Trustee and Vice President	June 22, 2026
John S. Koudounis

/s/ Hugh P. Armstrong**	Trustee	June 22, 2026
Hugh P. Armstrong

/s/ Virginia G. Breen*	Trustee	June 22, 2026
Virginia G. Breen

/s/ Jeffrey S. Phlegar**	Trustee	June 22, 2026
Jeffrey S. Phlegar

/s/ William Rybak*	Trustee	June 22, 2026
William Rybak

/s/ Karen L. Stuckey*	Trustee	June 22, 2026
Karen L. Stuckey

/s/ Christopher M. Toub*	Trustee	June 22, 2026
Christopher M. Toub

/s/ Lloyd A. Wennlund*	Trustee	June 22, 2026
Lloyd A. Wennlund

/s/ Thomas E. Herman	Vice President and Chief Financial Officer	June 22, 2026
Thomas E. Herman	(principal accounting officer)

 *An original power of attorney authorizing John P. Calamos, Sr. to execute this Registration Statement, and amendments thereto, for Messrs. Rybak, Toub, Wennlund, and Mses. Breen and Stuckey, each a trustee of the Registrant on whose behalf this Registration Statement is filed, was previously executed, and previously filed as an exhibit.

**An original power of attorney authorizing John P. Calamos, Sr. to execute this Registration Statement, and amendments thereto, for Messrs. Koudounis, Armstrong, and Phlegar, each a trustee of the Registrant on whose behalf this Registration Statement is filed, was previously executed, and previously filed as an exhibit.

By:	/s/ John P. Calamos, Sr.
John P. Calamos, Sr.
Attorney-in-Fact
June 22, 2026

EXHIBIT INDEX

(d)(2)	Notification of Additional Funds, dated April 8, 2026, pursuant to Management Agreement, dated as of May 1, 1999.
(g)(13)	Amendment dated February 26, 2026, to Master Custodian Agreement dated September 11, 2009, effective January 1, 2026.
(g)(14)	Notification of Additional Funds, dated April 15, 2026 pursuant to Master Custodian Agreement, dated as of September 11, 2009.
(g)(15)	Notification of Additional Funds, dated June 12, 2026 pursuant to Master Custodian Agreement, dated as of September 11, 2009.
(h)(12)	Notification of Additional Funds, dated June 12, 2026 pursuant to Master Services Agreement, dated as of March 15, 2004.
(h)(21)	Advisory Fee Waiver Agreement, dated June 12, 2026 with Calamos Advisors LLC.
(h)(22)	Expense Limitation Agreement, dated April 8, 2026.
(h)(39)	Amendment dated February 26, 2026, to Administration Agreement dated November 1, 2018 effective January 1, 2026.
(h)(40)	Notification of Additional Funds dated April 15, 2026 pursuant to Administration Agreement, effective November 1, 2018.
(h)(41)	Notification of Additional Funds, dated June 12, 2026 pursuant to Administration Agreement, effective November 1, 2018.
(i)	Opinion and Consent of Ropes & Gray LLP.
(m)	Distribution Plan effective as of April 8, 2026.
(n)	Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, dated April 8, 2026.